UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
ATAI LIFE SCIENCES N.V.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE AND PROXY STATEMENT

Annual Meeting of Shareholders
Meeting Date, Time and Location:
May 25, 2022
6:00 p.m. (Central European Summer Time)
Dentons Europe LLP
Gustav Mahlerplein 2
Amsterdam 1082 MA, The Netherlands

April 29, 2022
Dear Shareholders:
You are cordially invited to attend the 2022 Annual General Meeting of Shareholders of ATAI Life Sciences N.V. at 6:00 p.m. (Central European Summer Time) on Wednesday, May 25, 2022. Our Annual General Meeting will be a “hybrid” meeting of shareholders, meaning that you may attend the meeting either via the Internet at www.virtualshareholdermeeting.com/ATAI2022 by following the instructions set forth below or in person in Amsterdam, The Netherlands. We believe this virtual attendance alternative enables increased shareholder participation from locations around the world. We recommend that you log in a few minutes before the meeting to ensure you are logged in when the meeting starts.
You may attend the meeting either virtually, by visiting www.virtualshareholdermeeting.com/ATAI2022 and entering your 16-digit control number, or in person at Dentons Europe LLP, Gustav Mahlerplein 2, Amsterdam 1082 MA, The Netherlands. If you choose to attend the Annual General Meeting online, you may submit your questions up to 72 hours in advance of the meeting by visiting www.proxyvote.com and entering your 16-digit control number. You will be able to submit follow-up questions during the meeting pertaining to the same subject matter of your questions submitted in advance of the meeting by visiting www.virtualshareholdermeeting.com/ATAI2022 and entering your 16-digit control number.
The Notice of Meeting and Proxy Statement that accompany this letter provide instructions regarding how to virtually attend the Annual General Meeting and describe the matters to be voted on at the Annual General Meeting. If you would like to attend the Annual General Meeting, you must inform us by e-mail (addressed to annualmeeting@atai.life) or in writing (addressed to ATAI Life Sciences N.V., Corporate Secretary, Krausenstraße 9-10, 10117 Berlin, Germany) no later than 5:00 p.m. (Central European Summer Time) on May 23, 2022. Please see the section called “Who Can Attend the Annual General Meeting?” on page 1 of the accompanying proxy statement for more information about how to attend the meeting.
Whether or not you plan to attend the Annual General Meeting virtually or in person, please carefully review the accompanying materials and take time to cast your vote as it is important that your shares be represented and voted at the Annual General Meeting. Therefore, I urge you to promptly submit your proxy by phone, via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope, which will require no postage if mailed in the United States, or by email (addressed to annualmeeting@atai.life). Further instructions will be contained on the proxy card. If you decide to attend the Annual General Meeting, you will be able to vote online or in person, even if you have previously submitted your proxy.
Thank you for your support.

Sincerely,

Christian Angermayer
Chairman

Florian Brand
Chief Executive Officer

Cautionary Note Regarding Forward-Looking Statements	iii
Notice of Annual General Meeting of Shareholders	1
Proxy Statement	3
Proposals	4
Recommendations of the Supervisory Board	4
Information About This Proxy Statement	4

Questions and Answers about the Annual General Meeting	5

Proposals to be Voted On
Proposal 1 – Appointment of the external auditor for fiscal year 2022 for purposes of Dutch law	9
Proposal 2 – Re-appointment of Michael Auerbach as a supervisory director	10
Proposal 3 – Re-appointment of Jason Camm as a supervisory director	11
Proposal 4 – Extension of the authorization of the Company’s management board to issue shares and grant rights to subscribe for shares	14
Proposal 5 – Extension of the authorization of the Company’s management board to limit and exclude pre-emption rights	15
Proposal 6 – Extension of the authorization of the Company’s management board to acquire shares (or depositary receipts for such shares) in the Company’s capital	16
Proposal 7 – Articles Amendment A – Approval of amendment of Articles of Association to provide for a quorum of, at least, 33-1/3% of common shares at any general meeting of shareholders and authorization to implement such amendment	17
Proposal 8 – Articles Amendment B – Approval of amendment of Articles of Association to include U.S. federal forum selection clause and authorization to implement such amendment	19

Report of the Audit Committee of the Supervisory Board	21

Independent Registered Public Accounting Firm Fees and Other Matters	22

Executive Officers	23

Corporate Governance	25
General	25
Supervisory Board Composition	25
Supervisory Director Independence	25
Communications from Shareholders	26
Supervisory Board Leadership Structure and Role in Risk Oversight	26
Annual Board Evaluation	27
Code of Business Conduct and Ethics	27
Anti-Hedging Policy	27
Attendance by Members of the Supervisory Board at Meetings	28

Committees of the Supervisory Board	29
Audit Committee	29
Compensation Committee	30
Nomination and Corporate Governance Committee	31

Security Ownership of Certain Beneficial Owners and Management	33

Delinquent Section 16(a) Reports	34
i

ii

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
The Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this Proxy Statement, other than statements of historical fact, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “potentially,” “preliminary,” “likely,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words.
We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, including the important factors described in the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, that may cause our actual results, performance or achievements to differ materially and adversely from those expressed or implied by the forward-looking statements.
Any forward-looking statements made herein speak only as of the date of this Proxy Statement, and you should not rely on forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, performance or achievements reflected in the forward-looking statements will be achieved or will occur. Except as required by applicable law, we undertake no obligation to update any of these forward-looking statements for any reason after the date of this Proxy Statement or to conform these statements to actual results or revised expectations.
iii

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
To Be Held Wednesday, May 25, 2022
The Annual General Meeting of Shareholders (the “Annual General Meeting”) of ATAI Life Sciences N.V., a public limited liability company (naamloze vennootschap) incorporated under the laws of the Netherlands (the “Company”), will be held at 6:00 p.m. (Central European Summer Time) on Wednesday, May 25, 2022. Our Annual General Meeting will be a “hybrid” meeting of shareholders, meaning that you may attend the meeting either via the Internet at www.virtualshareholdermeeting.com/ATAI2022 by following the instructions set forth below or in person in Amsterdam, The Netherlands. We believe this virtual attendance alternative enables increased shareholder participation from locations around the world. In addition, the online format allows us to communicate more effectively via a pre-meeting forum that you can enter by visiting www.proxyvote.com and entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. We recommend that you log in a few minutes before the meeting to ensure you are logged in when the meeting starts.
Shareholders may attend the meeting either virtually, by visiting www.virtualshareholdermeeting.com/ATAI2022 and entering your 16-digit control number, or in person at Dentons Europe LLP, Gustav Mahlerplein 2, Amsterdam 1082 MA, The Netherlands. If you choose to attend the Annual General Meeting online, you may submit your questions up to 72 hours in advance of the meeting by visiting www.proxyvote.com and entering your 16-digit control number. Also, you will be able to submit follow-up questions during the meeting pertaining to the same subject matter of your questions submitted in advance of the meeting by visiting www.virtualshareholdermeeting.com/ATAI2022 and entering your 16-digit control number.
The agenda for the Annual General Meeting is as follows:
1.	Opening
2.	Explanation of the dividend and reservation policy (discussion item)
3.	Appointment of the external auditor for fiscal year 2022 for purposes of Dutch law (voting item)
4.	Re-appointment of Michael Auerbach as a supervisory director (voting item)
5.	Re-appointment of Jason Camm as a supervisory director (voting item)
6.	Extension of the authorization of the Company’s management board to issue shares and grant rights to subscribe for shares (voting item)
7.	Extension of the authorization of the Company’s management board to limit and exclude pre-emption rights (voting item)
8.	Extension of the authorization of the Company’s management board to acquire shares (or depositary receipts for such shares) in the Company’s capital (voting item)
9.
Articles Amendment A – Approval of amendment of Articles of Association to provide for a quorum of, at least, 33-1/3% of common shares at any general meeting of shareholders and authorization to implement such amendment (voting item)

10.	Articles Amendment B – Approval of amendment of Articles of Association to include U.S. federal forum selection clause and authorization to implement such amendment (voting item)
11.	Closing
No business shall be voted on at the Annual General Meeting, except such items as included in the above-mentioned agenda.

The record date for the Annual General Meeting in respect of our common shares is April 27, 2022 (the “Record Date”). Those who are holders of our common shares in the capital, or who otherwise have voting rights and/or meeting rights with respect to our common shares, on the Record Date, provided that they are recorded as such in the register maintained by our U.S. transfer agent, may virtually attend and, if relevant, vote prior to the Annual General Meeting (the “Persons with Meeting Rights”).
Persons with Meeting Rights who wish to attend the Annual General Meeting, virtually or in person, or be represented by proxy, must notify us of their identity and intention to attend the Annual General Meeting by e-mail (addressed to annualmeeting@atai.life) or in writing (addressed to ATAI Life Sciences N.V., Corporate Secretary, Krausenstraße 9-10, 10117 Berlin, Germany). This notice must be received by us no later than 5:00 p.m. (Central European Summer Time) on May 23, 2022 (the “Cut-off Time”). Persons with Meeting Rights who have not complied with this requirement may be refused attendance at the Annual General Meeting. Persons with Meeting Rights may have themselves represented at the Annual General Meeting through the use of a written or electronically recorded proxy. Proxyholders who wish to attend the Annual General Meeting should present a copy of their proxy upon entry to the Annual General Meeting, failing which the proxyholder concerned may be refused entry to the Annual General Meeting. A proxy form for this purpose can be downloaded from our website (www.atai.life).
It is important that your shares be represented, regardless of the number of shares you may hold. We urge you vote your shares or to submit your proxy. Proxies may be submitted prior to the Cut-off Time via a toll-free telephone number (call 1-800-690-6903) or over the Internet (visit www.proxyvote.com), as described in further detail in the enclosed materials, or by signing, dating and mailing the proxy card in the enclosed return envelope or emailing the signed and dated proxy card to annualmeeting@atai.life. Voting your shares or submitting your proxy, as applicable, will be important for the presence of a quorum at the Annual General Meeting and will save us the expense of further solicitation. Submitting a proxy will not prevent you from voting your shares at the Annual General Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Supervisory Directors
Ryan Barrett
General Counsel and Corporate Secretary
Berlin, Germany
April 29, 2022
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON WEDNESDAY, MAY 25, 2022
This Proxy Statement and the Annual Report on Form 10-K are available at http://www.proxyvote.com/

PROXY STATEMENT
This proxy statement is furnished in connection with the solicitation by the board of supervisory directors of ATAI Life Sciences N.V. of proxies to be voted in respect of our Annual General Meeting of Shareholders to be held at 6:00 p.m. (Central European Summer Time) on Wednesday, May 25, 2022 (the “Annual General Meeting”). Our Annual General Meeting will be a “hybrid” meeting of shareholders, meaning that you may attend the meeting either via the Internet at www.virtualshareholdermeeting.com/ATAI2022 by following the instructions set forth below or in person in Amsterdam, The Netherlands. We believe this virtual attendance alternative enables increased shareholder participation from locations around the world. In addition, the online format allows us to communicate more effectively via a pre-meeting forum that you can enter by visiting www.proxyvote.com and entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. We recommend that you log in a few minutes before the meeting to ensure you are logged in when the meeting starts.
You may attend the meeting either virtually, by visiting www.virtualshareholdermeeting.com/ATAI2022 and entering your 16-digit control number, or in person at Dentons Europe LLP, Gustav Mahlerplein 2, Amsterdam 1082 MA, The Netherlands. If you choose to attend the Annual General Meeting virtually, you may submit your questions up to 72 hours in advance of the meeting by visiting www.proxyvote.com and entering your 16-digit control number. You will be able to submit follow-up questions during the meeting pertaining to the same subject matter of your questions submitted in advance of the meeting by visiting www.virtualshareholdermeeting.com/ATAI2022 and entering your 16-digit control number.
The record date for the Annual General Meeting in respect of our common shares is April 27, 2022 (the “Record Date”). Those who are holders of our common shares, or who otherwise have voting rights and/or meeting rights with respect to our common shares, on the Record Date, provided that they are recorded as such in the register maintained by our U.S. transfer agent, may virtually attend and, if relevant, vote prior to the Annual General Meeting (the “Persons with Meeting Rights”). As of April 27, 2022, there were approximately 160,732,785 common shares outstanding. Each common share is entitled to one vote on any matter presented at the Annual General Meeting as a voting item.
This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Annual Report on Form 10-K”) will be mailed on or about April 29, 2022 to our shareholders of record as of the close of business on the Record Date.
Our principal executive offices are located at Krausenstraße 9-10, 10117 Berlin, Germany. In this proxy statement, “atai”, “Company”, “we”, “us” and “our” refer to ATAI Life Sciences N.V.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON WEDNESDAY, MAY 25, 2022

This Proxy Statement and the Annual Report on Form 10-K are available at http://www.proxyvote.com/
Proposals
At the Annual General Meeting, each of the following proposals (the “Proposals”) will be on the agenda as a voting item:
1.	Appointment of the external auditor for fiscal year 2022 for purposes of Dutch law;
2.	Re-appointment of Michael Auerbach as a supervisory director;
3.	Re-appointment of Jason Camm as a supervisory director;
4.	Extension of the authorization of the Company’s management board to issue shares and grant rights to subscribe for shares;
5.	Extension of the authorization of the Company’s management board to limit and exclude pre-emption rights;
6.	Extension of the authorization of the Company’s management board to acquire shares (or depositary receipts for such shares) in the Company’s capital;
7.
Articles Amendment A – Approval of amendment of Articles of Association to provide for a quorum of, at least, 33-1/3% of common shares at any general meeting of shareholders and authorization to implement such amendment; and

8.	Articles Amendment B – Approval of amendment of Articles of Association to include U.S. federal forum selection clause and authorization to implement such amendment.
No business shall be voted on at the Annual General Meeting, except for the Proposals.
Recommendations of the Supervisory Board
The supervisory board recommends that you vote your shares FOR all Proposals. If you properly submit your proxy, your common shares will be voted on your behalf as you direct. If not otherwise specified, the common shares represented by the proxies received prior to 5:00 p.m. (Central European Summer Time) on May 23, 2022 will be voted FOR all Proposals.
Information About This Proxy Statement
Why you received this proxy statement. You have received these proxy materials because atai’s supervisory board is soliciting your proxy to vote your shares at the Annual General Meeting. This proxy statement includes information that we are required to provide to you under the rules of the SEC and that is designed to assist you in voting your shares.
Proxy Card. Instructions regarding how you can vote are contained on the proxy card included with these materials.
Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our shareholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any shareholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy statement or annual report, contact Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department. In addition, if you currently are a shareholder who shares an address with another shareholder and would like to receive only one copy of future notices and proxy materials for your household, you may notify your broker if your shares are held in a brokerage account or you may notify us if you hold registered shares. Registered shareholders may notify us by contacting Broadridge Financial Solutions, Inc. at the above telephone number or address.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING
Who is entitled to vote prior to the Annual General Meeting?
The Record Date for the Annual General Meeting is April 27, 2022. Persons with Meeting Rights (i.e., holders of common shares or who otherwise have voting rights and/or meeting rights with respect to common shares on the Record Date, provided that they are recorded as such in the register maintained by our U.S. transfer agent) may attend and vote at the Annual General Meeting. Each outstanding common share is entitled to one vote on all matters presented at the Annual General Meeting as voting items. At the close of business on April 27, 2022, there were approximately 160,732,785 common shares outstanding.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials will be provided to you by your bank or brokerage firm, along with a voting instruction card. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not be able to vote your shares during the Annual General Meeting unless you obtain a legal proxy from your bank or brokerage firm.
How many shares must be present to hold the Annual General Meeting?
A quorum must be present at the Annual General Meeting for any proposal to be voted on. At the Annual General Meeting, at least one-third of the Company’s issued and outstanding common shares must be present or represented in order to constitute a quorum for Proposals 1 through 6 and a majority of the Company’s issued and outstanding common shares must be present or represented in order to constitute a quorum for Proposals 7 and 8.
Where and when will the Annual General Meeting be held?
The Annual General Meeting will be held at 6:00 p.m. (Central European Summer Time) on Wednesday, May 25, 2022. Shareholders may attend the meeting either virtually, by visiting www.virtualshareholdermeeting.com/ATAI2022 and entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials, or in person at Dentons Europe LLP, Gustav Mahlerplein 2, Amsterdam 1082 MA, The Netherlands.
Who can attend the Annual General Meeting?
You may attend the Annual General Meeting if you are a Person with Meeting Rights (see above under “Who is entitled to vote prior to the Annual General Meeting”), or if you hold a valid proxy from a Person with Meeting Rights for the Annual General Meeting. If you would like to attend the Annual General Meeting, or be represented by proxy, you must notify us by e-mail (addressed to annualmeeting@atai.life) or in writing (addressed to ATAI Life Sciences N.V., Corporate Secretary, Krausenstraße 9-10, 10117 Berlin, Germany) of your identity and intention to attend the Annual General Meeting. This notice must be received by us no later than 5:00 p.m. (Central European Summer Time) on May 23, 2022 (the “Cut-off Time”). If you do not comply with this requirement, you may be refused attendance of the Annual General Meeting.
Proxyholders who wish to attend the Annual General Meeting should also present a copy of their proxy by e-mail (addressed to annualmeeting@atai.life) or in writing (addressed to ATAI Life Sciences N.V., Corporate Secretary, Krausenstraße 9-10, 10117 Berlin, Germany) prior to the Cut-off Time, failing which the proxyholder concerned may be refused attendance of the Annual General Meeting.
If your bank or broker holds your shares in street name, you may also be required to provide proof of beneficial ownership of our common shares on the Record Date, such as a bank or brokerage statement or a letter from your bank or broker showing that you owned our common shares at the close of business on the Record Date.

You may virtually attend and participate in the Annual General Meeting by visiting www.virtualshareholdermeeting.com/ATAI2022. The meeting webcast will begin promptly at 6:00 p.m. (Central European Summer Time). We encourage you to access the meeting prior to the start time. Online check-in will begin at 5:55 p.m. (Central European Summer Time), and you should allow ample time for the check-in procedures. To virtually attend and participate in the Annual General Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your bank or broker holds your shares in street name, you should contact your bank or broker to obtain your 16-digit control number. If you lose your 16-digit control number, you may join the Annual General Meeting as a “Guest” but you will not be able to ask questions.
What if during the check-in time or during the Annual General Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have IT personnel ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual General Meeting login page.
Will ATAI’s supervisory directors attend the Annual General Meeting?
Yes, our supervisory directors are expected to attend the Annual General Meeting. In light of the fact that we will be holding a hybrid Annual General Meeting this year, we expect that some or all of our supervisory directors may virtually attend the Annual General Meeting.
What if a quorum is not present at the Annual General Meeting?
If the requisite quorum (see above under “How many shares must be present to hold the Annual General Meeting”) is not present, then the Annual General Meeting cannot validly pass any of the voting items on the agenda for the Annual General Meeting and a new meeting shall be convened in accordance with applicable law.
What does it mean if I receive more than one set of proxy materials?
It means that your common shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials please submit your proxy by phone, via the Internet, by signing, dating and returning the enclosed proxy card in the enclosed envelope or via email.
How do I vote?
Shareholders of Record – If you are a shareholder of record, you have the right to vote online or in person at the Annual General Meeting or you may appoint a proxy to vote on your behalf. All proxies must be received no later than the Cut-off Time. There are four ways to vote by proxy:
•	by Telephone — You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;
•	by Internet — You can vote over the Internet at www.proxyvote.com by following the instructions on the proxy card;
•	by Mail — You can vote by mail by signing, dating and mailing the proxy card; or
•	by Email — You can vote by email by signing, dating and emailing the proxy card to annualmeeting@atai.life.
Telephone and Internet voting facilities will be available 24 hours a day and will close at the Cut-off Time.
Submitting a proxy will not prevent you from voting your shares at the Annual General Meeting if you desire to do so, as your proxy is revocable at your option.
Beneficial Owners of Shares Held in “Street Name” – If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from your bank or broker. You must follow their instructions in order for your shares to be voted. Telephone and Internet voting also may be offered to shareholders owning shares through certain banks and brokers.

If your shares are held in street name and you would like to vote your shares in person at the Annual General Meeting, you should contact your bank or broker to obtain a legal proxy, bring it to the Annual General Meeting in order to vote and notify us in writing of your identity and intention to attend the Annual General Meeting (see above under “Who can attend the Annual General Meeting?”).
Can I change my vote after I submit my proxy?
Yes. You may revoke your submitted proxy and change your vote prior to the time of voting at the Annual General Meeting by:
•	submitting a duly executed proxy bearing a later date;
•	by granting a subsequent proxy through the Internet or telephone; or
•	revoking your proxy by voting at the Annual General Meeting.
Your most recent proxy card or telephone or Internet proxy is the one that will be counted. You may also attend the Annual General Meeting in person and revoke your proxy at the meeting or grant a separate proxy in writing to a representative who may attend the Annual General Meeting in person and revoke your prior proxy at the meeting on your behalf.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote in person at the Annual General Meeting by obtaining a legal proxy from your bank or broker, bringing your legal proxy to the Annual General Meeting in order to vote and notifying the Company in writing of your identity and intention to attend the Annual General Meeting (see above under “Who can attend the Annual General Meeting?”).
What if I do not specify how my shares are to be voted?
If you submit a proxy prior to the Cut-Off Time but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the supervisory board. The supervisory board’s recommendations are indicated on page 4 of this proxy statement, as well as with the description of each proposal in this proxy statement.
Who will count the votes?
Broadridge Financial Solutions, Inc. will tabulate the votes submitted by proxy prior to the Cut-off Time as described in this proxy statement. This tabulation will be provided to the Company. Votes cast at the Annual General Meeting by Persons with Meeting Rights attending in person shall be tabulated by a civil law notary of Dentons Europe LLP, our Dutch legal counsel (or a substitute).
Will any other business be conducted at the Annual General Meeting?
No business shall be voted on at the Annual General Meeting, except such items as included in the agenda for the meeting included on page 4 of this proxy statement.
How many votes are required for the approval of the proposals to be voted upon?
Other than the proposals to re-appoint Michael Auerbach and Jason Camm and the proposals to amend our articles of association, each voting item on the agenda for the Annual General Meeting requires the affirmative vote of a simple majority of the valid votes cast. Proposals 2 and 3 to re-appoint Messrs. Auerbach and Camm, respectively, are based on a binding nomination proposed by the supervisory board. The proposed candidate specified in a binding nomination shall be appointed provided that the requisite quorum is present or represented at the Annual General Meeting, unless the nomination is overruled by the Annual General Meeting, which would result if at least a two-thirds of the votes cast, representing more than half of the Company’s issued share capital, vote against the re-appointment. Proposals 7 and 8 to amend our articles of association each require the affirmative vote of a majority of at least two-thirds of the votes cast, which majority represents more than half of the Company’s issued share capital.

What is an abstention and how will abstentions be treated?
An “abstention” represents a shareholder’s affirmative choice to decline to vote on a proposal. Under Dutch law and our articles of association, shares abstaining from voting will not count as votes cast at the Annual General Meeting, but will count as shares present and entitled to vote for purposes of determining a quorum. Abstentions have no effect on the proposals.
How many votes do I have?
Each shareholder present in person, virtually or by proxy or, in the case of a corporation, by a duly authorized representative, has one vote for each share held by the shareholder.
What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the appointment of our independent registered public accounting firm, without instructions from the beneficial owner of those shares, in which case your shares will count for purposes of determining whether a quorum is present. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the appointment of directors. Broker non-votes have no effect on the proposals and do not count for purposes of determining whether a quorum is present or for the purpose of determining the number of votes cast. We do not expect any broker non-votes in connection with Proposal 1.
How do we solicit proxies?
We will solicit proxies and will bear the entire cost of this solicitation. The initial solicitation of proxies may be supplemented by additional mail communications and by telephone, fax, email, Internet and personal solicitation by our supervisory directors, managing directors or other employees. No additional compensation for soliciting proxies will be paid to our supervisory directors, managing directors or other employees for their proxy solicitation efforts.
Where can I find the voting results of the annual general meeting?
We plan to announce whether the proposals have passed at the Annual General Meeting and we will report the final voting results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual General Meeting.

PROPOSAL 1
APPOINTMENT OF THE EXTERNAL AUDITOR FOR
FISCAL YEAR 2022 FOR PURPOSES OF DUTCH LAW
Pursuant to Dutch law, our general meeting of shareholders is authorized to appoint an auditor to audit our Dutch annual report, including our statutory annual accounts. Upon the recommendation of the audit committee of our supervisory board, our supervisory board proposes to appoint and instruct Deloitte & Touche LLP to serve as our external auditor who will audit our Dutch annual report and Dutch statutory annual accounts to be prepared in accordance with Dutch law for fiscal year 2022.
A representative of Deloitte & Touche LLP is expected to virtually attend the Annual General Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from shareholders.
Vote Required
This proposal requires a simple majority of votes cast in favor of the proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Recommendation of the Supervisory Board
The supervisory board unanimously recommends a vote FOR appointment of Deloitte & Touche LLP as the external auditor for fiscal year 2022 for purposes of Dutch law.

PROPOSAL 2
RE-APPOINTMENT OF MICHAEL AUERBACH
AS A SUPERVISORY DIRECTOR
The supervisory board has made a binding nomination to re-appoint Michael Auerbach as a supervisory director for a period ending at the end of the annual general meeting of shareholders of the Company to be held in 2025.
Michael Auerbach, age 46, founded Subversive Capital and has served as its General Partner since 2013. Mr. Auerbach also serves as Senior Vice President at Albright Stonebridge Group, a global consulting firm chaired by former Secretary of State Madeleine Albright. Mr. Auerbach currently serves on the boards of directors of Tilray, Inc., Tuscan Holdings Corp. II and The Parent Company (TPCO Holding Co.), where he also serves as a member of the compensation committee. Mr. Auerbach previously served as a director of Privateer Holdings, Inc., from January 2014 to December 2019, and Cybaero AB, from 2016 to January 2018. Mr. Auerbach received his M.A. in International Relations from Columbia University and his B.A. in Critical Theory from the New School for Social Research. We believe that Mr. Auerbach is qualified to serve on our supervisory board because of his experience investing in companies that employ sophisticated government and regulatory strategies for success.
Vote Required
The proposal to re-appoint Mr. Auerbach as a supervisory director is based on a binding nomination proposed by the supervisory board. Consequently, Mr. Auerbach shall be re-appointed provided that the requisite quorum is present or represented at the Annual General Meeting, unless the nomination is overruled by the Annual General Meeting, which would result if at least two-thirds of the votes cast, representing more than half of the Company’s issued share capital, vote against the re-appointment. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Recommendation of the Supervisory Board
The supervisory board unanimously recommends a vote FOR the re-appointment of Michael Auerbach as a supervisory director.

PROPOSAL 3
RE-APPOINTMENT OF JASON CAMM
AS A SUPERVISORY DIRECTOR
The supervisory board has made a binding nomination to re-appoint Jason Camm as a supervisory director for a period ending at the end of the annual general meeting of shareholders of the Company to be held in 2025.
Jason Camm, age 33, has served in various roles at Thiel Capital LLC, an investment management firm, since 2013, most recently as Managing Director and Chief Medical Officer. Mr. Camm serves on the board of Compass Pathways plc (NASDAQ: CMPS), and is a member of both its compensation and leadership development committee and nominating and corporate governance committee. Mr. Camm has also served on the board of the Tufts University Friedman School of Nutrition Science and Policy, since 2016. Mr. Camm previously served as a director of ChemomAb (NASDAQ: CMMB), and was a board observer at AbCellera (NASDAQ: ABCL). Mr. Camm received his Master of Osteopathy degree from the British School of Osteopathy. We believe that Mr. Camm is qualified to serve on our supervisory board because of his investment management experience, as well as his demonstrated business acumen.
Vote Required
The proposal to re-appoint Mr. Camm as a supervisory director is based on a binding nomination proposed by the supervisory board. Consequently, Mr. Camm shall be re-appointed provided that the requisite quorum is present or represented at the Annual General Meeting, unless the nomination is overruled by the Annual General Meeting, which would result if at least two-thirds of the votes cast, representing more than half of the Company’s issued share capital, vote against the re-appointment. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Recommendation of the Supervisory Board
The supervisory board unanimously recommends a vote FOR the re-appointment of Jason Camm as a supervisory director.

Our Board of Supervisory Directors
Our supervisory board (raad van commissarissen) is composed of seven members, whom we refer to as our supervisory directors. Each supervisory director holds office for the term set by our general meeting (as set forth in the table below), except in the case of his or her earlier death, resignation or removal. Our supervisory directors do not have a retirement age requirement under our articles of association.
The following table sets forth the names and functions of our supervisory directors, their ages, term served and the year of expiration of their term as supervisory directors:
Name	Age	Year Current Term Began	Year in which Term Expires	Function
Christian Angermayer	44	2021	2024	Supervisory Director (Chairman)
Michael Auerbach	46	2021	2022	Supervisory Director
Jason Camm	33	2021	2022	Supervisory Director
Alexis de Rosnay	55	2021	2024	Supervisory Director
Sabrina Martucci Johnson	55	2021	2023	Supervisory Director
Amir Kalali	56	2021	2023	Supervisory Director
Andrea Heslin Smiley	54	2021	2023	Supervisory Director
Nominees for Election at the 2022 Annual General Meeting for Terms Expiring in 2025 (see Proposals 2 and 3)
Michael Auerbach is the Founder of Subversive Capital, a private equity firm he founded in 2015, and has served as its General Partner since July 2019. Mr. Auerbach has also served as Senior Vice President at Albright Stonebridge Group since 2012, a global strategy firm. Mr. Auerbach currently serves as Chairman of the Board of The Parent Company (TPCO Holding Co.), formerly Subversive Capital Acquisition Corp., where he also serves as a member of the Nominating and Governance Committee, and a director of Tuscan II, a Delaware blank check company seeking to complete its initial public offering. Mr. Auerbach previously served as a Chairman of the Board of Tilray, Inc. from February 2018 to April 2021 and director of Cybaero AB from 2016 to January 2018. Mr. Auerbach received his M.A. in International Relations from Columbia University and his B.A. in Critical Theory from the New School for Social Research. We believe that Mr. Auerbach is qualified to serve on our supervisory board because of his experience investing in companies that employ sophisticated government and regulatory strategies for success.
Jason Camm has served in various roles at Thiel Capital LLC, an investment management firm, since 2013, most recently as Managing Director and Chief Medical Officer. Mr. Camm serves on the board of Compass Pathways plc (NASDAQ: CMPS), and is a member of both its Compensation and Leadership Development Committee and Nominating and Corporate Governance Committee. He has also served on the board of advisors at the Gerald J. and Dorothy R. Friedman School of Nutrition Science and Policy at Tufts University since 2016. Mr. Camm previously served as a director of ChemomAb (NASDAQ: CMMB) and was a board observer at AbCellera (NASDAQ: ABCL). Mr. Camm received his Master of Osteopathy degree from the British School of Osteopathy. We believe that Mr. Camm is qualified to serve on our supervisory board because of his investment management experience, as well as his demonstrated business acumen.
Continuing Supervisory Directors with Terms Expiring in 2023
Sabrina Martucci Johnson founded Daré Bioscience, Inc., a public biopharmaceutical company engaged in the development of novel therapies that expand treatment options for women, and has served on the board of directors and as Chief Executive Officer since 2015. Ms. Johnson currently serves on the board of directors of Aethlon Medical, Inc., a public company developing immunotherapeutic technologies to combat infectious disease and cancer, and is a member of its Audit Committee and Compensation Committee. Ms. Johnson received a Master of International Management degree from the American Graduate School of International Management, an MSc. in biochemical engineering from University College London and a BSc. in biomedical engineering from Tulane University. We believe that Ms. Johnson is qualified to serve on our supervisory board because of her experience in building successful companies and launching innovative products into specialty markets.
Amir Kalali served as the Global Head of the Neuroscience Center of Excellence at IQVIA (formerly Quintiles and IMS Health, Inc.), a publicly traded health information technology company. from 1997 to 2017.

From January 2004 to January 2011, Dr. Kalali served as a member of the board of directors, as well as the Compensation Committee and Nominating Committee, of Cypress Bioscience, a public pharmaceutical company. Dr. Kalali received his M.D. from University College London and his MRCPSych from the Royal College of Psychiatrists. We believe that Dr. Kalali is qualified to serve on our supervisory board because of his more than 20 years of experience in the life sciences and technology fields, as well as his involvement in numerous drug development programs.
Andrea Heslin Smiley has served in various roles at VMS Biomarketing, Inc., or VMS, since 2008, most recently as President and Chief Executive Officer. Prior to joining VMS, from 1996 to 2008, Ms. Smiley served in various roles at Eli Lilly and Company, most recently as Vice President, Osteoporosis Business Unit. Ms. Smiley currently serves as a director and member of the Audit Committee of Rockwell Medical, Inc., a public biopharmaceutical company, and as a director of Agent Capital LLC. Ms. Smiley previously served as a director of Assertio Therapeutics, Inc., a public commercial pharmaceutical company, from May 2020 to January 2021, and Zyla Life Sciences, a public specialty commercial pharmaceutical company, from January 2017 to May 2020, where she is also the Chair of the Nominating and Governance Committee and a member of the Audit Committee. We believe that Ms. Smiley is qualified to serve on our supervisory board because of her more than 25 years of commercialization and management experience in the biopharmaceutical industry in both public and private companies.
Continuing Supervisory Directors with Terms Expiring in 2024
Christian Angermayer currently serves as Chief Executive Officer and director of Frontier Acquisition Corp., a public special purpose acquisition company, and is the founder of Apeiron Investment Group Ltd. Mr. Angermayer also serves on the board of directors of several private companies, including Cambrian Biopharma, Inc. and Rejuveron Life Sciences AG. We believe that Mr. Angermayer is qualified to serve on our supervisory board because of his extensive finance and life sciences industry experience.
Alexis de Rosnay has served as Senior Advisor of Oddo-BHF, a financial services company, since January 2020. Prior to joining Oddo-BHF, Mr. de Rosnay served as Chief Executive Officer and member of the board of directors of Canaccord Genuity Ltd., from August 2012 to July 2019, and Senior Executive Vice President of Canaccord Genuity Group Inc., from September 2015 to July 2019. He previously served as a director of Canaccord Genuity Wealth Management Ltd. from August 2012 to July 2019. Mr. de Rosnay received his bachelor’s degree in economics from McGill University. We believe that Mr. de Rosnay is qualified to serve on our supervisory board because of his decades-long experience in the investment banking industry, as well as his demonstrated business acumen.
There are no family relationships among any of our executive officers or directors.
Board Diversity Matrix (as of April 29, 2022)
Country of Principal Executive Offices	Germany
Foreign Private Issuer	No
Disclosure Prohibited Under Home Country Law	No
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	5	—	—
Part II: Demographic Background
Underrepresented Individual in Home Country Jurisdiction	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	2	5	—	—

PROPOSAL 4
EXTENSION OF THE AUTHORIZATION OF THE COMPANY’S MANAGEMENT BOARD TO ISSUE
SHARES AND GRANT RIGHTS TO SUBSCRIBE FOR SHARES
The management board has been authorized, for a period of five years following June 18, 2021, the date the company was converted into a public company under Dutch law, to resolve to issue ordinary shares and/or grant rights to subscribe for ordinary shares, in each case up to the Company's authorized share capital included in its articles of association from time to time. It is proposed that this authorization be extended to expire five years following the date of this Annual General Meeting. If Proposal 4 is approved, the proposed authorization shall replace the currently existing authorization.
Vote Required
This proposal requires a simple majority of votes cast in favor of the proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Recommendation of the Supervisory Board
The supervisory board unanimously recommends a vote FOR the extension of the authorization of the Company’s management board to issue shares and grant rights to subscribe for shares.

PROPOSAL 5
EXTENSION OF THE AUTHORIZATION OF THE COMPANY’S MANAGEMENT BOARD
TO LIMIT AND EXCLUDE PRE-EMPTION RIGHTS
The management board has been authorized, for a period of five years following June 18, 2021, to limit and/or exclude pre-emption rights in relation to an issuance of, or a granting of rights to subscribe for, ordinary shares resolved upon by the management board. It is proposed that this authorization be extended to expire five years following the date of this Annual General Meeting. If Proposal 5 is approved, the proposed authorization shall replace the currently existing authorization.
Vote Required
This proposal requires a simple majority of votes cast in favor of the proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Recommendation of the Supervisory Board
The supervisory board unanimously recommends a vote FOR the extension of the authorization of the Company’s management board to limit and exclude pre-emption rights.

PROPOSAL 6
EXTENSION OF THE AUTHORIZATION OF THE COMPANY’S MANAGEMENT BOARD TO ACQUIRE SHARES (OR DEPOSITARY RECEIPTS FOR SUCH SHARES) IN THE COMPANY’S CAPITAL
The management board has been authorized, for a period of 18 months following June 18, 2021, to resolve for the Company to acquire fully paid-up ordinary shares in the Company's capital (and depositary receipts for such ordinary shares), by any means, for a price which does not exceed 110% of the average market price of the Company's ordinary shares on the Nasdaq Stock Market (such average market price being the average of the closing prices on each of the five consecutive trading days preceding the date the acquisition is agreed upon by the Company), up to 20% of the Company's issued share capital. It is proposed that this authorization be renewed for a period of, and effectively extended until, 18 months following the date of this Annual General Meeting for up to 20% of the Company's issued share capital (to be determined as at the close of business on the date of this Annual General Meeting). If Proposal 6 is approved, the proposed authorization shall replace the currently existing authorization.
Vote Required
This proposal requires a simple majority of votes cast in favor of the proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Recommendation of the Supervisory Board
The supervisory board unanimously recommends a vote FOR the extension of the authorization of the Company’s management board to acquire shares (or depositary receipts for such shares) in the Company’s capital.

PROPOSAL 7
ARTICLES AMENDMENT A – APPROVAL OF AMENDMENT OF ARTICLES OF ASSOCIATION TO
PROVIDE FOR A QUORUM OF, AT LEAST, 33-1/3% OF COMMON SHARES AT ANY GENERAL
MEETING OF SHAREHOLDERS AND AUTHORIZATION TO IMPLEMENT SUCH AMENDMENT
On April 16, 2022, our management board, with the approval of our supervisory board, adopted a resolution to propose to the Annual General Meeting to amend our articles of association to, among other things (see Proposal 8), add a new clause to require a quorum of, at least, 33-1/3 % of the common shares at any general meeting of shareholders (the “Quorum Amendment”). At the Annual General Meeting, our shareholders will be asked to approve the Quorum Amendment.
Our common shares are listed on The Nasdaq Global Market (“Nasdaq”) in the United States of America. As a result, we are obligated to comply with the listing requirements of Nasdaq, including the requirement that our articles of association provide for a quorum of, at least, 33 1/3 % of our common shares at any meeting of shareholders.
In order for our articles of association to be compliant with the quorum requirement described above, it is proposed that our articles of association be amended in accordance with the draft articles of association which has been made available on our website (www.atai.life) and at our office address. If shareholders approve the Quorum Amendment, such resolution shall include the granting of authorization of each member of the management board and/or each lawyer, candidate civil law notary and civil law notary of Dentons Europe LLP, our Dutch legal counsel, to execute the requisite deed of amendment to the Company’s articles of association in order to implement such resolution.
Language of the Proposed Amendment
Article 26 paragraph 4 is hereby amended and will read as follows (additions are underlined):
26.4
Unless the law or these Articles of Association stipulate a larger majority, all resolutions of the General Meeting shall be passed by an absolute majority of the votes cast. Subject to any provision of mandatory Dutch law and any higher quorum requirement stipulated by these articles of association, if and for as long as the Company is subject to the rules and requirements of a securities exchange and such securities exchange requires the Company to have a quorum for the General Meeting, then the General Meeting can only pass resolutions if at least one third of the issued and outstanding shares in the Company’s capital are present or represented at such General Meeting. A second meeting as referred to in Section 120, paragraph 3, Book 2 cannot be convened.

In Dutch:
Artikel 26 lid 4 wordt hierbij gewijzigd en zal voortaan luiden als volgt (toevoegingen zijn onderstreept):
26.4
De Algemene Vergadering besluit met volstrekte meerderheid van de uitgebrachte stemmen, voor zover de wet of deze statuten geen grotere meerderheid voorschrijven. Indien en voor zolang de Vennootschap onderworpen is aan de regels en vereisten van een effectenbeurs en deze effectenbeurs vereist dat de Vennootschap een quorum heeft voor de Algemene Vergadering, kan de Algemene Vergadering, met inachtneming van enige bepaling van dwingend Nederlands recht en enig hoger quorum voorgeschreven in deze statuten, slechts besluiten nemen indien ten minste een derde van de geplaatste en uitstaande aandelen in het kapitaal van de Vennootschap aanwezig of vertegenwoordigd is in de Algemene Vergadering. Een tweede vergadering zoals bedoeld in artikel 120 lid 3 van Boek 2 kan niet worden bijeengeroepen.

A copy of the above proposal to amend our articles of association is available free of charge at our office in Germany at Krausenstraße 9-10, 10117 Berlin, Germany.
Effect of the Proposed Amendment
The approval and implementation of the Quorum Amendment will require a quorum of, at least, 33-1/3 % of the common shares at any general meeting of shareholders. If shareholders approve the Quorum Amendment, such resolution shall include the granting of authorization to each member of the management board and/or each lawyer, candidate civil law notary and civil law notary of Dentons Europe LLP, our Dutch legal counsel, to execute the Dutch notarial deed of amendment to our articles of association in order to implement such resolution.

Vote Required
This proposal requires the affirmative vote of a majority of at least two-thirds of the votes cast, which majority represents more than half of the issued capital. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, may have an effect on the outcome of the vote on this proposal.
Recommendation of the Supervisory Board
The supervisory board unanimously recommends a vote FOR the amendment of our Articles of Association to provide for a quorum of, at least, 33-1/3% of our common shares at any meeting of holders of common shares as described above (including the authorization of Dentons Europe LLP to effect such amendment as described above).

PROPOSAL 8
ARTICLES AMENDMENT B – APPROVAL OF AMENDMENT OF ARTICLES OF ASSOCIATION
TO INCLUDE U.S. FEDERAL FORUM SELECTION CLAUSE AND
AUTHORIZATION TO IMPLEMENT SUCH AMENDMENT
On April 16, 2022, our management board, with the approval of our supervisory board, adopted a resolution to propose to the Annual General Meeting to amend our articles of association to, among other things (see Proposal 7), add a new clause providing that, except as otherwise permitted by our management board, with the approval of our supervisory board, the sole and exclusive forum for any complaint asserting a cause of action arising under the United States Securities Act of 1933, as amended (the “Securities Act”), to the fullest extent permitted by applicable law, shall be the federal district courts of the United States of America (the “Federal Forum Selection Amendment”). At the Annual General Meeting, our shareholders will be asked to approve the Federal Forum Selection Amendment.
The supervisory board believes that we and our shareholders will benefit from having disputes arising from the Securities Act litigated at the federal district courts of the United States of America. The Federal Forum Selection Amendment proposed by the supervisory board is intended to provide for an efficient process for resolution of such disputes and to protect us against plaintiff forum shopping and the filing of parallel lawsuits in state and federal jurisdictions, to facilitate consolidation of multi-jurisdictional litigation and provides efficiencies in managing the procedural aspects of securities litigation. It is possible that a court of law could find this choice of forum provision to be inapplicable or unenforceable if challenged in a proceeding or otherwise.
Although we are seeking approval of this provision for the reasons cited above, if this provision is approved and implemented, the effects of this amendment may include, among others, potential additional litigation costs on shareholders who assert the provision is not enforceable and potential additional litigation costs in pursuing any such claims, as well as limitations on shareholders’ ability to bring a claim in a state court forum that they find favorable.
Language of the Proposed Amendment
In connection with the Federal Forum Selection Amendment, our supervisory board proposed and we are therefore requesting our shareholders to resolve that after article 35 of our articles of association, a new article 36 will be included which shall read as follows (additions are underlined):
36	FEDERAL FORUM PROVISION
36.1
Except as otherwise consented into writing by the Company, the sole and exclusive forum of any complaint asserting a cause of action arising under the United States Securities Act of 1993, as amended, to the fullest extent permitted by applicable law, shall be the federal district courts of the United States of America.

In Dutch:
36	FEDERAAL FORUMBEDING
36.1
Tenzij anders schriftelijk toegestaan door de Vennootschap, zijn de federale arrondissementsrechtbanken (federal district courts) van de Verenigde Staten van Amerika het enige en exclusieve forum voor een klacht waaronder een rechtsvordering wordt ingesteld uit hoofde van de Amerikaanse Securities Act of 1933, zoals gewijzigd, zover toegestaan onder het toepasselijke recht.

A copy of the above proposal to amend our articles of association is available free of charge at our office in Germany at Krausenstraße 9-10, 10117 Berlin, Germany.
Effect of the Proposed Amendment
The approval and implementation of the Federal Forum Selection Amendment will result, to the fullest extent permitted by applicable law, in the federal district courts of the United States of America being the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act, except as otherwise consented to in writing by the Company. If shareholders approve the Federal Forum Selection Amendment, such resolution shall include the granting of authorization to each member of the management board and/or each lawyer, candidate civil law notary and civil law notary of Dentons Europe LLP, our Dutch legal counsel, to execute the Dutch notarial deed of amendment to our articles of association in order to implement such resolution.

Vote Required
This proposal requires the affirmative vote of a majority of at least two-thirds of the votes cast, which majority represents more than half of the issued capital. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, may have an effect on the outcome of the vote on this proposal.
Recommendation of the Supervisory Board
The supervisory board unanimously recommends a vote FOR the approval of an amendment of our articles of association to include U.S. federal forum selection clause as described above (including the authorization of Dentons LLP to effect such amendment as described above).

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF SUPERVISORY DIRECTORS
The audit committee has reviewed our U.S. GAAP audited financial statements for the fiscal year ended December 31, 2021 and has discussed these financial statements with management and our independent registered public accounting firm. The audit committee has also received from, and discussed with, our independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the audit committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
Our independent registered public accounting firm also provided the audit committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and us, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence. In addition, the audit committee discussed with the independent registered public accounting firm its independence from us. The audit committee also considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to us is compatible with maintaining such firm’s independence.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the audit committee recommended to the board of supervisory directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
Alexis de Rosnay (Chair)
Andrea Heslin Smiley
Sabrina Martucci Johnson

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
The following table summarizes fees billed to us for the fiscal years ended December 31, 2021 and 2020, by Deloitte & Touche LLP, our independent registered public accounting firm (in thousands):
Fee Category	2021	2020
Audit Fees	$5,307	$110
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	2	—
Total Fees	$5,309	$110
Audit Fees
Audit fees for 2021 and 2020 consist of fees associated with the audit of our annual consolidated financial statements, review of our quarterly financial statements, assistance with registration statements filed with the Securities and Exchange Commission, and services that are normally provided by the accounting firm in connection with our statutory and regulatory filings or engagements. This category also includes fees for services incurred in connection with our initial public offering.
All Other Fees
All other fees consist of an annual license fee for access to an accounting research software application.
Audit Committee Pre-Approval Policy and Procedures
The audit committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Deloitte & Touche LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the audit committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Deloitte & Touche LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the audit committee or by a designated member of the audit committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the audit committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The audit committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with our business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance our ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. On an annual basis, the audit committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by Deloitte & Touche LLP without first obtaining specific pre-approval from the audit committee. The audit committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.

EXECUTIVE OFFICERS
We have a two-tier board structure consisting of a management board (bestuur) and a separate supervisory board (raad van commissarissen). There are no family relationships among any of our managing directors and supervisory directors.
Management Board
Our management board is composed of two members, whom we refer to as our managing directors (and who are also executive officers). Each managing director will hold office for the term set by our general meeting (as set forth in the table below), except in the case of his or her earlier death, resignation or removal. Our managing directors do not have a retirement age requirement under our articles of association.
Our managing directors are responsible for our management and representation.
The following table lists our current managing directors — both of whom we consider executive officers — as well as their age and position:
Name	Age	Position
Florian Brand	35	Co-Founder and Chief Executive Officer
Greg Weaver	66	Chief Financial Officer
The following is a brief summary of the prior business experience and principal business activities performed outside of atai of our managing directors. Unless otherwise indicated, the current business addresses for each managing director is Krausenstraße 9-10, 10117 Berlin, Germany.
Florian Brand is our co-founder and has served as our Chief Executive Officer since our inception in June 2018. From 2015 to 2018 Mr. Brand served as Managing Director of Springlane GmbH. Mr. Brand received his bachelor’s degree in Economics from LMU Munich and his master’s degree in Management from ESCP Europe, Paris.
Greg Weaver has served as our Chief Financial Officer since September 2020 and has more than 25 years of experience. Prior to joining us, Mr. Weaver was the Chief Financial Officer at Eloxx Pharmaceuticals from October 2017 to March 2020. Prior to that, he was the Chief Financial Officer at Prometic from October 2015 to September 2017, the interim Chief Financial Officer at Oryzon from September 2014 to October 2015 and the Chief Financial Officer at Fibrocell Science from August 2013 to September 2014. Currently, Mr. Weaver sits on the board of Atossa Therapeutics, Inc., which develops pharmaceuticals for pre-cancerous breast conditions and early-stage breast cancer. Mr. Weaver received his M.B.A. from Boston College and his Bachelor of Science in Accounting and Finance from Trinity University.
Key Employees
The following table lists our current key employees, who are also executive officers, as well as their age and position:
Name	Age	Position
Srinivas Rao, MD, PhD	53	Co-Founder and Chief Scientific Officer
Rolando Gutiérrez-Esteinou	61	Chief Medical Officer
The following is a brief summary of the prior business experience and principal business activities performed outside of atai of our key employees. Unless otherwise indicated, the current business addresses for our key employees is Krausenstraße 9-10, 10117 Berlin, Germany.
Srinivas Rao is our co-founder and has served as our Chief Scientific Officer since April 2019. He has also worked as a consultant for Simons Foundation Autism Research Initiative, or SFARI, since June 2011. Prior to joining us, Dr. Rao was the Chief Medical Officer at Axial Biotherapeutics, Inc. from August 2017 to March 2019 and the Chief Medical Officer at Depomed, Inc. from July 2014 to July 2017. Prior to that, he served as Executive Vice President and Head of Neuroscience at Retrophin from December 2013 to March 2014 and Chief Executive Officer at Kyalin Biosciences Inc. from October 2011 to December 2013. He has held leadership positions at a number of biotechnology companies, including Kalyra Pharmaceuticals, Avelas

Biosciences, Sova Pharmaceuticals, ReVision Therapeutics and Cypress Bioscience, Inc. Dr. Rao also serves on the board of directors of IntelGenx Technologies Corp., a drug delivery company. Dr. Rao received his Ph.D. in Neuropharmacology, his M.D. in Internal Medicine, his M.S. in Electrical Engineering and his Bachelor of Science in Electrical Engineering from Yale University.
Rolando Gutiérrez-Esteinou has served as our Chief Medical Officer since January 2021. Prior to joining us, Dr. Gutíerrez-Esteinou served as Senior Vice President at Aptinyx, Inc. from March 2020 to December 2020 and Vice President of Clinical Development and Pharmacovigilance at Marinus Pharmaceuticals, Inc. from July 2018 to January 2020. Before that, he served as the Executive Director and Global Clinical Leader, Psychiatry, at Takeda Pharmaceuticals from July 2017 to May 2018, and as Vice President and Global Therapeutic Area Head at Covance Clinical Development Services, from July 2010 to March 2017. He has also held positions at Prostrakan, Inc., Bristol-Myers Squibb, Novartis Pharmaceuticals and the Janssen Research Foundation. He received his M.D. from the National Autonomous University of Mexico Medical School, Mexico City, and was a resident and research fellow at Harvard Medical School.

CORPORATE GOVERNANCE
General
Our supervisory board has adopted, among other policies, Rules of the Board of Supervisory Directors, an Insider Trading Compliance Policy, a Code of Conduct and charters for each of our audit, compensation and nominating committees to assist the supervisory board in the exercise of its responsibilities and to serve as a framework for our effective governance. You can access our committee charters and our Rules of the Board of Supervisory Directors in the Corporate Governance section under Governance Documents of the Investors page of our website located at www.atai.life.
Supervisory Board Composition
Our supervisory board currently consists of seven members: Christian Angermayer, Michael Auerbach, Jason Camm, Alexis de Rosnay, Sabrina Martucci Johnson, Amir Kalali and Andrea Heslin Smiley. Each supervisory board member is appointed for an initial term of up to three years. Our articles of association provide that the number of supervisory directors may only be determined by our supervisory board. Our supervisory directors are appointed on the basis of a binding nomination prepared by our supervisory board. Our general meeting of shareholders may overrule the binding nomination by a resolution passed by a two-thirds majority of votes cast, provided such majority represents more than half of our issued share capital, in which case our supervisory board shall be allowed to make a new binding nomination. Our supervisory directors may be dismissed only by a resolution at a general meeting of shareholders. Dismissal of a supervisory director by our general meeting of shareholders requires a two-thirds majority of votes cast, provided such majority represents more than half of our issued share capital, unless the dismissal is proposed by the supervisory board, in which latter case a simple majority of votes cast will suffice to pass the resolution.
Supervisory Director Independence
All of our supervisory directors, other than Christian Angermayer, qualify as “independent” in accordance with Nasdaq listing requirements. The Nasdaq independence definition includes a series of objective tests, including that the supervisory director is not, and has not been for at least three years, one of our employees and that neither the supervisory director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our supervisory board has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our supervisory board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a supervisory director. In making these determinations, our supervisory board reviewed and discussed information provided by the supervisory directors and us with regard to each supervisory director’s business and personal activities and relationships as they may relate to us and our management. Mr. Angermayer is not independent because he is the founder of Apeiron Investment Group Ltd., one of our principal shareholders.
Supervisory Director Candidates
The nominating committee is responsible for drawing up selection criteria and appointment procedures for the supervisory directors. In searching for qualified supervisory director candidates for appointment to the supervisory board and filling vacancies on the supervisory board, the nominating committee may solicit current supervisory directors and our executives for the names of potentially qualified candidates or ask supervisory directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The nominating committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider supervisory director candidates recommended by our shareholders. Once potential candidates are identified, the nominating committee reviews the backgrounds of those candidates, evaluates candidates’ independence from us and potential conflicts of interest and determines if candidates meet the qualifications desired by the nominating committee for candidates for appointment as a supervisory director.
In evaluating the suitability of individual candidates (both new candidates and current supervisory board members), the nominating committee, in recommending candidates for appointment, and the supervisory board, in approving (and, in the case of vacancies, appointing), may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; experience relevant to our industry;

experience as a board member or executive officer of another publicly held company; experience relevant to an international company; relevant academic expertise or other proficiency in an area of our operations; diversity of expertise and experience in substantive matters pertaining to our business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, ethnicity and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The supervisory board evaluates each individual in the context of the supervisory board, with the objective of assembling a group that can best perpetuate the long-term success and sustainability of the business and further the interests of our stakeholders, including shareholders, through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a supervisory director for re-appointment, the nominating committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the supervisory board.
Shareholders may recommend individuals to our nominating committee for consideration as potential supervisory director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to our nominating committee, c/o Corporate Secretary at corpsec@atai.life. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. Shareholders who desire to nominate persons directly for election to the supervisory board at an annual general meeting of shareholders must meet the deadlines and other requirements set forth under “Shareholder Proposals.”
Communications from Shareholders
The supervisory board will give appropriate attention to written communications that are submitted by shareholders, and will respond if and as appropriate. Our Corporate Secretary and General Counsel are primarily responsible for monitoring communications from shareholders and for providing copies or summaries to the supervisory directors as they consider appropriate.
Communications deemed to comply with our policy regarding shareholder communications with the board of supervisory directors and are deemed appropriate are forwarded to our supervisory directors on a periodic basis, generally in advance of each regularly scheduled meeting of the supervisory board. Shareholders who wish to send communications on any topic to the board of supervisory directors, the management board, the chairman of the supervisory board, any chairman of a supervisory board committee, or the lead independent supervisory director should address such communications to the intended recipient by name or position in case of: Corporate Secretary at corpsec@atai.life.
Board Leadership Structure and Role in Risk Oversight
Our supervisory board is comprised of individuals with extensive experience with life sciences industries. Our management board and key employees are charged primarily with our day-to-day business and operations and the implementation of our strategy. Our supervisory directors are charged primarily with the supervision of the performance of the duties of our supervisory board.
Under the Rules of the Board of Supervisory Directors, if the chairperson of the supervisory board does not qualify as independent, the independent directors may elect a lead independent supervisory director, who we refer to as our lead director. The lead director’s responsibilities include presiding over all meetings of the supervisory board at which the chairperson is not present, including any executive sessions of the independent directors; approving supervisory board meeting schedules and agendas; and acting as the liaison between the independent directors and the chief executive officer and chairperson of the supervisory board. At such times as the chairperson of the supervisory board is an independent director, the chairperson will serve as lead director.
In light of the fact that Mr. Angermayer serves as chairman, in September 2021 the supervisory board appointed Michael Auerbach to serve as lead director. Mr. Auerbach 's qualifications to serve as our lead director include his strong leadership experience as the founder and General Partner of Subversive Capital since 2013 and as Senior Vice President at Albright Stonebridge Group, a global consulting firm chaired by former Secretary of State Madeleine Albright.

Our supervisory board believes that this leadership structure, coupled with a commitment to board independence, provides effective independent oversight of management. Our supervisory board has concluded that our current leadership structure is appropriate at this time. However, our supervisory board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate. Risk assessment and oversight are an integral part of our governance and management processes.
Our supervisory board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the supervisory board at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our supervisory board does not have a standing risk management committee, but rather administers this oversight function directly through the supervisory board as a whole, as well as through various standing committees of the supervisory board that address risks inherent in their respective areas of oversight. In particular, our supervisory board is responsible for monitoring and assessing strategic risk exposure, including with respect to business continuity risks such as risks relating to the COVID-19 pandemic, and our audit committee is charged with overseeing the responsibilities of our supervisory board with respect to the application of information and communication technology by us, including risks relating to cybersecurity. The audit committee also periodically reviews our policies and procedures for reviewing and approving or ratifying “related person transactions” (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K), including our related person transaction policy, and recommends any changes to our supervisory board, and in accordance with our related person transaction policy and the Nasdaq rules, our audit committee conducts appropriate review and oversight of all related person transactions for potential conflict of interest situations on an ongoing basis. Our nominating committee manages the risk associated with the independence of the supervisory board and potential conflicts of interest and oversees our efforts with regard to environmental, social and governance matters and associated risks. Our compensation committee oversees the management of risk relating to our incentive compensation and equity-based plans and arrangements, and is charged with submitting clear and understandable proposals to our supervisory board concerning changes to our compensation policies. The supervisory board does not believe that its role in the oversight of our risks adversely affects the board’s leadership.
Annual Board Evaluation
Under the Rules of the Board of Supervisory Directors, an annual assessment of the supervisory board and its committees is required and the nominating committee charter requires the nominating committee to oversee such annual assessment.
Code of Conduct
We have adopted a written Code of Conduct that applies to our supervisory directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and others temporarily assigned to perform work or services for us. We have posted a current copy of the Code Conduct on our website, www.atai.life. Our supervisory board is responsible for administering the Code of Conduct. The supervisory board is allowed to amend, alter or terminate the Code of Conduct. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq rules concerning any amendments to, or waivers from, any provision of the Code of Conduct. We did not grant any waivers in 2021.
Anti-Hedging Policy
Our supervisory board has adopted an Insider Trading Compliance Policy, which applies to all of our supervisory directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities, or that may cause an officer, director or employee to no longer have the same objectives as our other shareholders.

Attendance by Members of the Supervisory Board at Meetings
There were four meetings of the supervisory board during fiscal year 2021. During fiscal year 2021, each director attended at least 75% of the aggregate of all meetings of the supervisory board and meetings of the committees on which the director served during the period in which he or she served as a director.
Currently, we do not maintain a formal policy regarding director attendance at the Annual General Meeting.

COMMITTEES OF THE SUPERVISORY BOARD
Our supervisory board has established audit, compensation and nominating committees — each of which operates under a written charter that has been approved by our supervisory board and that is available in the Investors section of our website at www.atai.life. All of the members of each of these committees are independent as defined under the Nasdaq rules. Our supervisory board has determined that Sabrina Martucci Johnson, Alexis de Rosnay and Andrea Heslin Smiley meet the independence requirements of Rule 10A-3 under the Exchange Act for purposes of serving on the audit committee. All members of the compensation committee meet the heightened standard for independence specific to members of a compensation committee under the Nasdaq rules and each qualifies as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act. All members of the nominating committee are independent under the Nasdaq rules.
The members and chairpersons of our audit, compensation and nominating committees are set forth in the following table. Neither Christian Angermayer nor Jason Camm serve on any of these committees.
Name	Audit	Compensation	Nominating
Michael Auerbach	—	Member	—
Alexis de Rosnay	Chair	Member	—
Sabrina Martucci Johnson	Member	—	Chair
Amir Kalali	—	—	Member
Andrea Heslin Smiley	Member	Chair	Member
Audit Committee
Our audit committee’s duties and responsibilities include:
•
the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between management and the independent auditor regarding financial reporting) and any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attestation services for us, and the independent auditor and each such other registered public accounting firm must report directly to the committee. The audit committee (or any member to whom pre-approval authority has been delegated) must pre-approve any audit and non-audit service provided to us by the independent auditor, unless the engagement is entered into pursuant to appropriate pre-approval policies established by the committee or if such service falls within available exceptions under SEC rules;

•
to review, discuss with our independent auditor and approve the functions of our internal auditor, including its purpose, authority, organization, responsibilities, budget and staffing; and review the scope and performance of the internal audit plan, including the results of any internal audits, any reports to management and management’s response to those reports;

•
to ensure that the independent auditor prepares and delivers, at least annually, a written statement delineating all relationships between the independent auditor and us, must actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that, in the view of the committee, may impact the objectivity and independence of the independent auditor, and, if the committee determines that further inquiry is advisable, must take appropriate action in response to the independent auditor’s report to satisfy itself of the auditor’s independence;

•
to review and discuss the quarterly and annual audited financial statements with management and the independent auditor, including our disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•	to provide us with the report of the committee with respect to the audited financial statements for inclusion in our annual proxy statements;
•	to discuss our earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;
•
to discuss our policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which our exposure to risk is handled, and oversee management of our enterprise risk, including financial and cybersecurity risks;

•
to review, with our General Counsel and outside legal counsel, legal and regulatory matters, including legal cases against or regulatory investigations of us and our subsidiaries, that could have a significant impact on our financial statements;

•
to establish procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

•
to review all related person transactions as defined by Item 404 of Regulation S-K on an ongoing basis and all such transactions must be approved by the committee. The committee shall review and discuss with the independent auditor any matters required to be discussed by applicable auditing standards, including with respect to related party transactions;

•	to report regularly to the supervisory board regarding the activities, deliberations and findings of the committee, including as required under applicable Dutch laws and regulations;
•	to at least annually perform an evaluation of the performance of the committee;
•	to annually review and reassess the committee’s charter and submit any recommended changes to the supervisory board for its consideration; and
•
to, at least annually, consider and discuss with management and the independent auditor our Code of Conduct and the procedures in place to enforce the Code of Conduct. The committee must also consider and discuss and, as appropriate, grant requested waivers from the Code of Conduct brought to the attention of the committee, though the committee may defer any decision with respect to any waiver to the supervisory board.

The members of the audit committee are Ms. Johnson, Mr. de Rosnay (who serves as chairman of the audit committee) and Ms. Smiley. The members of our audit committee meet the requirements for financial literacy under the applicable rules of Nasdaq. Our supervisory board has determined that Mr. de Rosnay is an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K.
The audit committee meets as often as one or more members of the audit committee deem necessary, but in any event, meets at least four times per year. The audit committee meets at least once per year with our independent accountant, without our management being present. The audit committee met five times in 2021.
Compensation Committee
Our compensation committee is responsible for assisting the supervisory board in the discharge of its responsibilities relating to the compensation of our senior management, including our management board and key employees. In fulfilling its purpose, our compensation committee has the following principal duties:
•
to review and recommend for approval by the supervisory board the compensation of our chief executive officer and other executive officers, including members of the management board, including salary, bonus and incentive compensation levels; deferred compensation; executive perquisites; equity compensation (including awards to induce employment); severance arrangements; change-in-control benefits; and other forms of executive officer compensation. The committee shall meet without the presence of executive officers when approving or deliberating on chief executive officer compensation but may, in its discretion, invite the chief executive officer to be present during the approval of, or deliberations with respect to, other executive officer compensation;

•	to periodically review and make recommendations to the supervisory board regarding managing director and supervisory director compensation;
•	prepare the annual Compensation Committee Report, to the extent required under applicable rules and regulations of the Securities and Exchange Commission;
•	report regularly to the supervisory board regarding the activities of the committee;
•	review and approve or make recommendations to the supervisory board regarding our incentive compensation and equity-based plans and arrangements;
•	review and make recommendations to the supervisory board regarding employment agreements and severance arrangements or plans for the chief executive officer and the other executive officers;

•	review regulatory compliance with respect to compensation matters, including ensuring that reasonable efforts are made to structure compensation programs to preserve tax deductibility;
•
to the extent that we are required to include a “Compensation Discussion and Analysis” (“CD&A”) in our Annual Report on Form 10-K or annual proxy statement, the committee will review and discuss with management the CD&A and will consider whether it will recommend to the supervisory board that the CD&A be included in the appropriate filing;

•	periodically perform an evaluation of its performance; and
•	annually review and reassess the committee’s charter and submit any recommended changes to the supervisory directors for consideration.
The compensation committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities, including being directly responsible for the appointment, oversight and compensation of such consultant, counsel or advisor and the ability to cause us, without further action by the supervisory board, to pay the compensation of such consultant, counsel or advisor as approved by the compensation committee, provided, however, that in retaining or obtaining the advice of such consultant, counsel or advisor, other than in-house legal counsel, the compensation committee shall take into consideration the factors affecting independence required by applicable SEC and Nasdaq rules. The compensation committee also has the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of us to meet with the compensation committee or any advisors engaged by the compensation committee. During 2021, the compensation committee engaged Radford, which is part of the Rewards solutions practice at Aon plc. The compensation committee reviewed compensation assessments provided by Radford comparing our compensation to that of a group of peer companies within our industry and met with Radford to discuss compensation of our management board and key employees and to receive input and advice. The compensation committee reviewed legal matters related to the form of compensation of our management board and key employees and the employment contracts associated with these officers. The compensation committee has considered the independence of its advisors and found them to be so according to the adviser independence factors required under SEC rules as they relate to (i) additional services, (ii) total fees as a percentage of total revenue, (iii) conflict of interest policies, (iv) business or personal relationships with members of the compensation committee, (v) stock ownership by compensation advisors and (vi) business or personal relationships with our executives.
The members of our compensation committee are Messrs. Auerbach and de Rosnay and Ms. Smiley (who serves as chair of the compensation committee). The compensation committee met two times during 2021.
Nominating Committee
Our nominating committee’s responsibilities include:
•
to identify individuals qualified to become members of the supervisory board and the management board and ensure that the supervisory board and the management board have the requisite mix of backgrounds and expertise. The committee will also recommend to the supervisory board the nominees for election to the supervisory board and the management board at the next annual general meeting of shareholders;

•	to annually review the supervisory board committee structure and recommend to the supervisory board for its approval directors to serve as members of each committee of the supervisory board;
•
to develop and recommend to the supervisory board the corporate governance guidelines for the supervisory board. The committee will, from time to time as it deems appropriate, review and reassess the adequacy of such corporate governance guidelines and recommend any proposed changes to the supervisory board for approval. The committee may recommend to the management board amendments to the corporate governance guidelines for the management board. The committee will, from time to time as it deems appropriate, review and reassess the adequacy of such corporate governance guidelines and recommend any proposed changes to the management board, subject to approval by the supervisory board;

•	to oversee the annual self-evaluations of the supervisory board, the management board and management;
•
to make recommendations to the supervisory board regarding governance matters, including, but not limited to, the articles of association, corporate governance guidelines and the charters of the other committees;

•	to report regularly to the supervisory board regarding the activities of the committee;
•	to annually perform an evaluation of its performance; and
•	to annually review and reassess its charter and submit any recommended changes to the supervisory board for its consideration.
The members of our nomination and corporate governance committee are Ms. Smiley, Mr. Kalali and Ms. Johnson (who serves as chair of the nominating committee). The members of the nominating committee met two times during 2021.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table presents information relating to the beneficial ownership of our common shares as of April 15, 2022 by:
•	each person, or group of affiliated persons, known by us to own beneficially 5% or more of our common shares;
•	each managing director, key employee and supervisory director, individually; and
•	all managing directors, key employees and supervisory directors as a group.
The number of common shares beneficially owned by each entity, person, supervisory director or managing director is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any common shares over which the individual has sole or shared voting power or investment power as well as any common shares that the individual has the right to acquire within 60 days of April 15, 2022 through the exercise of any option, warrant or other right. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all common shares held by that person.
Unless otherwise indicated below, the address for each beneficial owner is ATAI Life Sciences N.V., Krausenstraße 9-10, 10117 Berlin, Germany.
	Number of common shares beneficially owned
Name of beneficial owner	Number	Percent
5% or greater shareholders:
Apeiron Investment Group Ltd.(1)	32,059,504	20.0%
Galaxy Group Investments LLC(2)	10,796,736	6.7%
Managing directors:
Florian Brand(3)	8,366,689	5.2%
Greg Weaver(4)	663,523	*
Key employees:
Srinivas Rao(5)	210,564	*
Rolando Gutiérrez-Esteinou(6)	461,317	*
Supervisory directors:
Christian Angermayer(1)(7)	32,336,837	20.1%
Michael Auerbach(8)	524,308	*
Jason Camm	—	*
Alexis de Rosnay	4,666	*
Sabrina Martucci Johnson	—	*
Amir Kalali	4,666	*
Andrea Heslin Smiley	4,666	*
All managing directors, key employees and supervisory directors as a group (11 persons)	42,577,236	26.5%
*	Indicates ownership of less than 1%.
(1)
Based solely on Schedule 13G jointly filed with the SEC on February 10, 2022 by Apeiron Investment Group Ltd. (“Apeiron”), Apeiron Presight Capital Fund II, L.P. (“Presight II”), Presight Capital Management I, L.L.C. (“Presight Management”), Fabien Hansen and Christian Angermayer. As of December 31, 2021, Apeiron and Mr. Angermayer reported shared voting and dispositive power over 32,059,504 common shares, and Presight II, Presight Management and Mr. Hansen reported shared voting and dispositive power over 1,187,104 common shares. Presight II is the record holder of 1,187,104 common shares. Apeiron and Mr. Hansen are the managing members of Presight Management, which is the general partner of Presight II. As a result, each of Apeiron, Mr. Hansen and Presight Management may be deemed to share beneficial ownership of the securities held by Presight II. In addition, Apeiron is the record holder of 28,505,200 common shares and may be deemed to own an additional 2,367,200 common shares underlying convertible notes. Mr. Angermayer is the majority shareholder of Apeiron and may be deemed to share beneficial ownership of the securities beneficially owned by Apeiron. Apeiron has pledged 23,364,432 of our common shares beneficially owned by Apeiron to secure obligations under a loan agreement. The address for Apeiron, Presight II, Presight Management, Mr. Hansen and Mr. Angermayer is 66 & 67, Beatrice, Amery Street, Sliema, SLM1707, Malta.

(2)
Based solely on Schedule 13G jointly filed with the SEC on March 1, 2022 by Galaxy Group Funding (ECI) (U) LLC (“GCF”), Galaxy Group Investments LLC (“GGI”) and Michael E. Novogratz (together with GGF and GGI, the “Galaxy Reporting Persons”). As of December 31, 2021, the Galaxy Reporting Persons reported that GGF, GGI and Mr. Novogratz had shared voting and dispositive power over 10,796,736 common shares. GGF is the record holder of 10,796,736 common shares. GGI is the manager of GGF and Mr. Novogratz is the manager of GGI. As a result, GGI and Mr. Novogratz may be deemed to share beneficial ownership of the common shares held of record by GGF. The address for the Galaxy Reporting Persons is 107 Grand Street, 7th Floor, New York, NY 10013.

(3)
Consists of 2,333 shares owned by Mr. Brand’s spouse, 4,580,688 options held by Mr. Brand that are exercisable within 60 days of April 15, 2022 and 3,783,668 shares indirectly held by the HSOP GbR for the benefit of Mr. Brand under the Company’s Hurdle Share Option Program.

(4)	Consists of 4,666 shares and 658,857 options held by Mr. Weaver that are exercisable within 60 days of April 15, 2022.
(5)	Consists of 3,500 shares owned by Dr. Rao’s spouse and 207,064 options held by Dr. Rao that are exercisable within 60 days of April 15, 2022
(6)	Consists of 461,317 options held by Dr. Gutiérrez-Esteinou that are exercisable within 60 days of April 15, 2022.
(7)	In addition to the beneficial ownership described in footnote (1), also includes 277,332 options held by Mr. Angermayer that are exercisable within 60 days of April 15, 2022
(8)
Based solely on Form 4 filed with the SEC on January 19, 2022. Consists of 4,666 common shares beneficially owned by Mr. Auerbach and 519,642 common shares beneficially owned by M3 Daat, LLC. Mr. Auerbach is a member of M3 Daat, LLC and may be deemed to have beneficial ownership over the shares beneficially owned by M3 Daat, LLC. The address for Mr. Auerbach is c/o Subversive Atai LLC, 217 Centre Street, Suite 122, New York, NY 10013.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our supervisory directors, executive officers and persons beneficially owning more than 10% of any class of our common shares registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of our common shares and statements of changes in beneficial ownership of our common shares with the SEC. To our knowledge, based solely on our review of the copies of such forms filed with the SEC and upon written representations of the Reporting Persons received by us, all of these filing requirements were timely satisfied in 2021 and that there has been a late Form 4 filing in January 2022 for Michael Auerbach reporting one transaction one day late, due to an administrative delay by a third-party vendor.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following includes a summary of transactions since January 1, 2020 to which we have been a party in which the amount involved exceeded or will exceed the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at fiscal year end for our last two fiscal years, and in which any of our managing directors, supervisory directors or beneficial owners of more than 5% of our common shares or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.
Convertible Note Agreements with Perception
In March 2020, Perception Neuroscience Holdings, Inc., one of our platform companies, entered into a note purchase agreement with us and other investors, which provided for the issuance of up to $3.9 million principal amount of convertible notes. Pursuant to that agreement, Perception issued $0.3 million principal amount of convertible notes to Sonia Weiss Pick, a former director. In December 2020, Perception entered an agreement that provided for the issuance of convertible notes in two tranches. In January 2021, under the first tranche funding, Perception issued $0.2 million principal amount of convertible notes to Apeiron and $0.5 million principal amount of convertible notes to Ms. Pick. In 2021, under the second tranche funding, Perception issued $0.2 million principal amount of convertible notes to Apeiron and $0.3 million principal amount of convertible notes to Ms. Pick.
Apeiron is Mr. Angermayer’s family office. As of April 15, 2022, Apeiron held a 20.0% interest in us.
Advisory Arrangements with SMC
Apeiron, through one of its affiliates, has an existing advisory arrangement with Small & Mid Cap Investmentbank AG, or SMC, which provides that Apeiron earns certain fees received by SMC for business referred to SMC by Apeiron. Apeiron referred us to SMC. During 2020, we entered into an advisory agreement with SMC, pursuant to which SMC received $5.5 million. Through its advisory arrangement with SMC, Apeiron received $4.5 million in fees from the services rendered by SMC to us in the year ended December 31, 2020 as described above.
Credit Facility
In September 2020, we entered into a credit facility agreement with Apeiron for €2.0 million on standard market terms and conditions. We did not draw from this credit facility, and the facility was terminated on December 23, 2020.
Series C Financing
In November 2020, we issued 17,066,672 Series C shares of ATAI Life Sciences AG at a purchase price of €4.69 per share, for an aggregate purchase price of €80,000,025. In January and August 2020, in connection with our Series C financing, we issued notes that converted into 8,773,056 Series C shares of ATAI Life Sciences AG for an aggregate purchase price of €26,966,000, pursuant to certain investment agreements and purchase agreements.
The following table summarizes purchases of our Series C shares and convertible notes by related parties:
Name	Series C Shares	Total Purchase Price
Apeiron Investment Group Limited(1)	2,133,328	€9,999,975
Galaxy Group Investments LLC(2)	853,344	€4,000,050
	Series C Shares Issued Upon Conversion of Notes	Total Purchase Price
Galaxy Group Investments LLC(2)	34,080	€100,000
(1)	As of April 15, 2022, Apeiron held a 20.0% interest in us.
(2)	As of April 15, 2022, Galaxy Group Investments LLC held a 6.7% interest in us.

In January 2021, pursuant to an additional closing under our Series C financing, we issued an additional 2,133,328 Series C shares of ATAI Life Sciences AG at a purchase price of €4.69 per share, for an aggregate purchase price of €9,999,975.
The following table summarizes purchases of our Series C shares by related parties pursuant to the additional closing:
Name	Series C Shares	Total Purchase Price
Apeiron Investment Group Limited(1)	2,133,328	€9,999,975
(1)	As of April 15, 2022, Apeiron held a 20.0% interest in us.
2018 Convertible Notes
Between November 2018 and October 2020, we issued 1.0 million convertible notes at a purchase price of €1.00 per note, with an exercise price of €17.00 per note, for an aggregate subscription price of €1.0 million and additional aggregate proceeds that we would receive upon exercise of €17.0 million. These notes are exchangeable in up to 16.0 million common shares.
The following table summarizes purchases of these notes by related parties:
Name	Shares to be Issued Upon Conversion of Notes	Total Subscription Price
Apeiron Investment Group Limited(1)	8,320,000	€520,000
(1)	As of April 15, 2022, Apeiron held a 20.0% interest in us.
In March 2021, Galaxy Group Investments LLC, one of our principal shareholders, purchased 100,000 convertible notes from Apeiron. On September 17, 2021, Galaxy exercised all of their convertible notes for a total payment to us of €17.0 million and was issued 1.6 million common shares.
Consulting Agreement with Christian Angermayer
On January 16, 2021, we entered into a consulting agreement with Christian Angermayer, one of our co-founders and chairman of our board of supervisory directors. Pursuant to the consulting agreement, Mr. Angermayer has agreed to render certain services to us, including advising on the structure and timing of our initial public offering in June 2021 and on business and financing strategies generally. In exchange for the services provided by Mr. Angermayer, and upon the achievement of certain performance targets, he was allocated 624,000 options under our 2020 Plan, each option exercisable for €4.69 into one of our common shares. The consulting agreement expires on March 31, 2024. The options granted to Mr. Angermayer are subject to his continued services through the date of exercise.
Apeiron is Mr. Angermayer’s family office. As of April 15, 2022, Apeiron held a 20.0% interest in us.
Series D Financing
In March 2021, we issued 13,419,360 Series D shares of ATAI Life Sciences AG at a purchase price of €9.69 per share, for an aggregate purchase price of €130,000,050. The following table summarizes purchases of our Series D shares by related parties:
Name	Series D Shares	Total Purchase Price
Apeiron Investment Group Limited(1)	1,238,720	€12,000,100
Presight II, L.P.(2)	1,187,104	€11,500,070
(1)	As of April 15, 2022, Apeiron held a 20.0% interest in us.
(2)	Apeiron Investment Group Limited is the co-managing member of the general partner of Presight II. See note 1.

Directed Share Program
In connection with our initial public offering in June 2021, the underwriters reserved a portion of the common shares for sale to our managing directors, supervisory directors and others. Under the directed share program, Apeiron purchased 700,000 common shares for $10.5 million. Apeiron is Mr. Angermayer’s family office. As of April 15, 2022, Apeiron held a 20.0% interest in us.
Indemnification Agreements
Our articles of association require us to indemnify our current and former managing directors and supervisory directors to the fullest extent permitted by law, subject to certain exceptions. We have entered into indemnification agreements with all our managing directors and supervisory directors.
Employment Agreements
We have entered into employment agreements with some of our managing directors, as discussed in more detail within “Executive Compensation — Executive Employment Agreements.”
Related Party Transaction Policy
Our supervisory board adopted a related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. Under the policy, our legal team is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with our policy. A related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which the Company and any related person are, were or will be participants in which the amount involved exceeds $120,000. Pursuant to the policy, transactions involving (i) compensation to an executive officer, member of the management board or member of the supervisory board, if such compensation is required to be reported in our proxy statement and has been approved by the supervisory board or remuneration committee of the supervisory board, (ii) compensation for services provided to the Company as an executive officer who is not an immediate family member of a related person if the executive officer was a named executive officer in the proxy statement and such remuneration has been approved, or recommended to the supervisory board for approval, by the compensation committee of the supervisory board, and (iii) certain ordinary course of business transactions have been pre-approved by the Audit Committee. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities and any of their respective immediate family members and any entity owned or controlled by such persons.
Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our general counsel must present information regarding the related person transaction to the audit committee, for review, consideration and approval or ratification. The presentation must include a description of, among other things, all relevant facts and circumstances relating thereto. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant shareholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In considering related person transactions, our audit committee will take into account the relevant available facts and circumstances including, but not limited to:
•	whether the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party; and
•	the extent of the related person’s interest in the transaction and the conflicts of interest and corporate opportunity provisions of the Company’s Code of Business Conduct and Ethics.

EXECUTIVE AND DIRECTOR COMPENSATION
This section discusses the material components of the executive compensation program for our executive officers who are named in the “2021 Summary Compensation Table” below. In 2021, our “named executive officers” and their positions were as follows:
•	Florian Brand, Chief Executive Officer;
•	Srinivas Rao, MD, PhD, Chief Scientific Officer; and
•	Rolando Gutiérrez-Esteinou, Chief Medical Officer.
2021 Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers for the years presented.
Name and Principal Position(1)	Year	Salary ($)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(4)	Total ($)
Florian Brand, Chief Executive Officer	2021	440,495	186,207	21,336,537	4,557,562	—	1,069	26,521,870
	2020	306,719	—	—	11,131,448	92,016	6,282	11,536,464
Srinivas Rao, MD, PhD, Chief Scientific Officer	2021	480,682	204,082	—	11,253,208	—	8,700	11,946,672
	2020	400,000	—	—	2,943,668	120,000	15,029	3,478,697
Rolando Gutiérrez-Esteinou, Chief Medical Officer	2021	420,000	195,378	—	10,753,988	—	—	11,369,366
(1)
All amounts shown for Mr. Brand and all amounts shown in the “Stock Awards” and “Option Awards” columns for all named executive officers were paid or calculated, as applicable, in Euros and converted to U.S. Dollars using the exchange rate in effect on the applicable grant date for purposes of the “Stock Awards” and “Option Awards” columns and the exchange rate in effect on the applicable payment date for purposes of the other columns for Mr. Brand.

(2)
Amounts shown represent discretionary cash bonuses earned for performance during 2021. See “2021 Cash-Based Incentive Compensation” below for additional information. Amount shown for Dr. Gutiérrez-Esteinou also includes a $45,000 one-time sign-on bonus paid in connection with his commencement of employment during 2021.

(3)
Amounts reflect the grant-date fair value of HSOP Shares (as defined below) and stock options computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of HSOP Shares and stock options granted to our named executive officers in Note 12 to the consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

(4)	The amount shown for Mr. Brand includes company contributions to a German pension scheme during the year. The amount shown for Dr. Rao includes matching contributions under our 401(k) plan.
2021 Salaries
The named executive officers receive a base salary to compensate them for services rendered to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. In connection with our initial public offering in June 2021, our management board approved increases to the annual base salaries of our named executive officers as set forth in the following table. No other changes were made to the base salaries of our named executive officers during 2021.
Name	2021 Annual Base Salary
Florian Brand	$555,000
Srinivas Rao, MD, PhD	$555,000
Rolando Gutiérrez-Esteinou	$440,000
2021 Cash-Based Incentive Compensation
We provide annual bonuses designed to motivate and reward our executives, including our named executive officers, for achievements relative to certain company performance metrics for the year. Our management board approved changes to the target bonus amounts for our named executive officers that became effective upon the completion of our initial public offering in June 2021. The target bonus amounts were set in June 2021 at 50% of base salary for Mr. Brand and Dr. Rao and 40% of base salary for Dr. Gutiérrez-Esteinou.

Following the end of each year, our supervisory board determines the bonus amounts for our executives, including our named executive officers. For 2021, the supervisory board determined to award bonuses for all employees, including our named executive officers, at 100% of target based upon the company’s overall positive performance for the year, including the successful launch of our initial public offering.
The bonuses awarded to our named executive officers for 2021 performance are set forth above in the 2021 Summary Compensation Table in the column entitled “Bonus.”
Equity Compensation
Our named executive officers have been granted options to purchase our common shares. Options typically vest as to 25% of the shares subject to the option on the first anniversary of the applicable vesting commencement date and as to the remaining 75% of the shares subject to the option in 36 substantially equal monthly installments thereafter until the fourth anniversary of the vesting commencement date, subject to accelerated vesting upon a change in control or in the event the named executive officer’s service with the company is terminated due to his death or disability. Certain options granted to our named executive officers have been granted with performance-based vesting conditions. Options granted prior to our initial public offering were not exercisable prior to (1) the fourth anniversary of the date of grant and (2) the occurrence of a liquidity event, subject, in each case, to continued service through such date. Following our initial public offering, these conditions to exercisability are no longer applicable.
The following table sets forth the aggregate number of options granted to our named executive officers during 2021.
Named Executive Officer	2021 Options Granted
Florian Brand	738,800
Srinivas Rao, MD, PhD	1,826,688
Rolando Gutiérrez-Esteinou	1,547,127
Refer to the “Outstanding Equity Awards at Fiscal Year End” table below for information regarding the vesting schedules of these awards.
In January 2021, the board approved accelerated vesting of outstanding options granted under our 2020 Employee, Director and Consultant Equity Plan (the “2020 Plan”) and HSOP Shares (as defined below) such that the vesting schedule of awards outstanding prior to our initial public offering accelerated by 25%.
In connection with our initial public offering, we adopted the 2021 Incentive Award Plan (the “2021 Plan”) in order to facilitate the grant of cash and equity incentives to our supervisory and management board directors, employees (including our named executive officers) and consultants and certain of our affiliates. We ceased granting awards under the 2020 Plan when the 2021 Plan became effective.
In January 2021, Mr. Brand was granted 4,906,400 shares under a Hurdle Share Option Program, or the HSOP. We refer to these shares as “HSOP Shares”. Upon allocation, Mr. Brand paid the nominal value of €0.06 per share for each HSOP Share. The strike price for these HSOP Shares was €2.00 per share, plus a reallocation compensation amount of €2.63 per HSOP Share, so that the sum of the strike price and re-allocation compensation amount reflected the fair market value of one common share at the time of allocation of the HSOP Shares. The HSOP Shares represent the right of the beneficiary to indirectly participate in the appreciation in value of the company through ATAI Life Sciences HSOP GbR, a partnership vehicle established for this purpose (the “Partnership”), upon an exit transaction or other liquidity event under the terms of the partnership agreement. In connection with our corporate reorganization that occurred prior to our initial public offering, the HSOP Shares were converted into common shares. Upon the occurrence of an exit transaction or liquidity event, the holders of HSOP Shares will be obligated to pay to the Partnership an amount per HSOP Share (as converted) equal to the strike price of the HSOP Shares (as increased by the re-allocation compensation amount). Refer to the “Outstanding Equity Awards at Fiscal Year End” table below for information regarding the HSOP Shares held by Mr. Brand.

Other Elements of Compensation
Retirement Plans
ATAI Life Sciences US, Inc. maintains a 401(k) retirement savings plan for its employees employed in the United States who satisfy certain eligibility requirements. Our named executive officers in the United States are eligible to participate in the 401(k) plan on the same terms as other full-time employees. Currently, we match 100% of employee contributions to the 401(k) plan, up to 3% of eligible compensation, and these matching contributions are fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax-deferred retirement savings to our employees in the United States adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies. We did not maintain any private pension or retirement plans for our employees employed in Germany during 2021.
Employee Benefits and Perquisites
All of our full-time employees in the United States, including our named executive officers, are eligible to participate in our health and welfare plans, including, medical, dental and vision benefits, short-term and long-term disability insurance, and life insurance. Prior to our initial public offering, we reimbursed (or directly paid) 80% of the premium payments for our executive officers, including our named executive officers, for coverage under these plans, which was greater than the amounts paid for our other full-time employees. Following our initial public offering, we reimburse or directly pay 100% of the premium payments for coverage under these plans for all of our employees.
Prior to our initial public offering, Mr. Brand was entitled to reimbursement for 50% of any premiums paid by him for health or long-term care insurance; provided that such reimbursement not exceed the amount we would have paid for the employer share of statutory health and long-term care insurance at the applicable highest contribution rate. Beginning in September 2021, Mr. Brand was entitled to reimbursement for contributions paid by him for private health and long-term care insurance, not to exceed $960 per month.
The amounts paid pursuant to these arrangements during 2021 were less than $10,000 in the aggregate for each named executive officer.

Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the number common shares underlying outstanding equity awards for each named executive officer as of December 31, 2021.
		Option Awards					Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)(2)	Option Expiration Date	Number of Securities That Have Not Vested (#)(3)	Market Value of Securities That Have Not Vested($)(4)
Florian Brand	6/5/2018	4,240,000	—	—	0.37	8/20/2025	—	—
	1/20/2021	—	400,688(5)	—	5.68	8/20/2025	—	—
	4/29/2021	—	338,112(6)	—	11.71	8/20/2025	—	—
	8/21/2020		—	—			480,000(8)	3,662,400
	1/20/2021	—	—	—	—	—	1,888,000(5)	14,405,440
Srinivas Rao, MD, PhD	4/1/2019	871,518(7)	—	435,890(6)(7)	2.44	8/20/2025	—	—
	4/1/2019	256,648(7)	—	23,352(5)(7)	2.50	8/20/2025	—	—
	8/21/2020	279,988(7)	—	560,012(5)(7)	2.44	8/20/2025	—	—
	1/20/2021	—	—	836,737(5)(7)	5.68	8/20/2025	—	—
	4/29/2021	—	709,952(6)	—	11.71	8/20/2025	—	—
Rolando Gutiérrez-Esteinou	1/1/2021	—	492,432(5)	—	5.68	8/20/2025	—	—
	1/20/2021	—	242,000(5)	—	5.68	8/20/2025	—	—
	4/29/2021	—	60,384(6)	—	11.71	8/20/2025	—	—
	6/17/2021	—	752,311(6)	—	14.99	6/17/2031	—	—
(1)	Outstanding options are subject to accelerated vesting upon a change in control or in the event the named executive officer’s service with us is terminated due to his death or disability.
(2)	All options were granted with an exercise price denominated in Euros. The exercise prices have been converted to U.S. dollars using the exchange rate in effect as of the date of grant.
(3)
Awards shown in this column represent HSOP Shares. Upon the occurrence of an exit transaction or liquidity event, Mr. Brand will be required to pay to the Partnership an amount per HSOP Share equal to €4.63, which represents the strike price per HSOP Share (as increased by the applicable re-allocation compensation amount). See “Equity Compensation” above for additional information on these shares. As of December 31, 2021, Mr. Brand held 2,538,400 vested HSOP Shares.

(4)	Amounts shown are based on the closing price of our common shares on December 31, 2021 of $7.63 per share.
(5)
The award vests as to 50% of the shares subject to the award on the first anniversary of the vesting commencement date and as to the remaining 50% of the shares subject to the award in 24 substantially equal monthly installments thereafter until the third anniversary of the vesting commencement date, subject to the named executive officer’s continued service with us through each applicable vesting date.

(6)
The award vests as to 25% of the shares subject to the award on the first anniversary of the vesting commencement date and as to the remaining 75% of the shares subject to the award in 36 substantially equal monthly installments thereafter until the fourth anniversary of the vesting commencement date, subject to the named executive officer’s continued service with us through each applicable vesting date.

(7)
The options may not be exercised prior to the achievement of certain performance metrics, subject to continued employment through such date. The number of shares for which each option is shown as being exercisable and unexercisable represent, respectively, the number of shares for which each option was vested and unvested as of December 31, 2021 pursuant to the service-based vesting schedule. The performance metrics applicable to the options generally related to certain clinical achievements.

(8)
The award vests in substantially equal monthly installments until the third anniversary of the vesting commencement date, subject to the named executive officer’s continued service with us through each applicable vesting date.

Executive Employment Agreements
In connection with our initial public offering, we, or ATAI Life Sciences US, Inc., entered into an amended and restated employment agreement with each of our named executive officers.
If we terminate Mr. Brand, Dr. Rao or Dr. Gutiérrez-Esteinou without “cause” or he resigns for “good reason” (each as defined below), subject to his timely executing a release of claims and his continued compliance with certain covenants, he is entitled to receive (i) base salary continuation for a period of nine months (or 12 months for Mr. Brand); (ii) payment for any earned but unpaid annual bonus for the year prior to the year of termination; and (iii) for Dr. Rao and Dr. Gutiérrez-Esteinou only, reimbursement for continued health coverage pursuant to COBRA for up to nine months following termination.
If we terminate Mr. Brand, Dr. Rao or Dr. Gutiérrez-Esteinou without “cause” or he resigns for “good reason”, in either case, on or within 12 months following a change in control, then, in lieu of the severance payments and benefits described above, subject to his timely executing a release of claims and his continued compliance with certain covenants, he is entitled to receive (i) a lump-sum payment equal to one times (or 1.5 times for Mr. Brand) the sum of his annual base salary and his target annual bonus for the year of termination; (ii) payment for any earned but unpaid annual bonus for the year prior to the year of termination; (iii) for Dr. Rao and Dr. Gutiérrez-Esteinou only, reimbursement for continued health coverage pursuant to COBRA for up to 12 months following termination; and (iv) accelerated vesting of all unvested equity or equity-based awards held by the executive that vest solely based on the passage of time, with any such awards that vest based on the attainment of performance-vesting conditions being governed by the terms of the applicable award agreement. In addition, the time period that the executives have to exercise any unvested options will be extended until the first to occur of (i) 12 months (or 18 months for Mr. Brand) following termination and (ii) the expiration of the remaining term of the applicable option.
In the event Mr. Brand is prevented from working due to illness or other similar reasons for which he is not responsible, or upon his death, he (or his widow and dependents in the case of death) would be entitled to continued payment of his base salary for up to six months, less insurance or similar payments received due to such illness or death.
Upon Mr. Brand’s termination or resignation as a managing director for any reason, he shall be entitled to three months’ notice, or pay in lieu of notice; provided that such payments shall be offset against any severance to which he is otherwise entitled under his employment agreement.
For purposes of the employment agreements, “cause” generally means the executive’s (i) commission of, or indictment for, a felony or any misdemeanor involving moral turpitude, deceit or intentional fraud, (ii) gross negligence, willful misconduct or repeated insubordination with respect to the company or any of its affiliates, (iii) use of alcohol or illegal drugs in a manner that impairs the performance of his obligations under the employment agreement, (iv) misconduct that violates any applicable state or federal law prohibiting workplace harassment or that violates any written policy of the company adopted to prevent workplace harassment or discrimination, (v) conduct which the executive knows or reasonably should have known would cause the company to violate state or federal law, or (vi) repeated failure to substantially perform his employment duties or material breach of his material obligations under the employment agreement if such breach is not cured following notice from the board.
For purposes of the employment agreements, “good reason” generally means (i) subject to an opportunity for notice and cure, the company’s material breach of any material obligation under the employment agreement or (ii) for Mr. Brand only, his involuntary removal as a member of the management board.
Mr. Brand and Dr. Gutiérrez-Esteinou have each agreed to refrain from competing with us while employed and following his termination of employment for any reason for a period of 12 months. Each of our named executive officers has agreed to refrain from soliciting our employees or consultants to terminate their relationship with us and from inducing our clients, licensors, licensees or customers to terminate, breach or materially change their relationship with the company, in each case, while employed and following his termination of employment for any reason for a period 24 months (or 12 months for Dr. Rao).
Supervisory Director Compensation
Prior to the corporate reorganization that occurred in connection with our initial public offering, we were managed by the board of directors of ATAI Life Sciences AG and members of the board of ATAI Life Sciences AG were entitled to receive cash compensation for their service on the board in the following amounts: chairman of the board, €30,000; deputy chairman of the board, €22,500; and member of the board (other than chairman or deputy chairman), €15,000. Members of the board of ATAI Life Sciences AG did not receive equity compensation for their service on the board.

In connection with our initial public offering, we adopted a two-tier board structure consisting of a management board and a supervisory board and are no longer managed by the board of ATAI Life Sciences AG following our initial public offering.
Our shareholders have approved a remuneration policy for our supervisory board pursuant to which our supervisory directors may be entitled to cash and equity compensation in such amounts necessary to attract and retain supervisory directors that have the talent and skills to foster long-term value creation and enhance the sustainable development of the company. The compensation payable under the policy is intended to be competitive in relation to both the market in which the company operates and the nature, complexity and size of the company’s business.
Our supervisory directors currently receive the following amounts for their services on our supervisory board:
•	Upon the director’s initial election or appointment to our supervisory board, an option to purchase 128,000 common shares;
•
If the director has served on our supervisory board for at least six months as of the date of an annual meeting of shareholders and will continue to serve as a director immediately following such meeting, an option to purchase 64,000 common shares on the date of the annual meeting;

•	An annual director fee of $40,000;
•	If the director serves as lead independent director or chair or on a committee of our supervisory board, an additional annual fee as follows:
○	Chair of the board, $30,000;
○	Lead independent director, $25,000;
○	Chair of the audit committee, $15,000;
○	Audit committee member other than the chair, $7,500;
○	Chair of the compensation committee, $10,000;
○	Compensation committee member other than the chair, $5,000;
○	Chair of the nominating and corporate governance committee, $8,000; and
○	Nominating and corporate governance committee member other than the chair, $4,000.
Director fees are payable in arrears in four equal quarterly installments not later than the thirtieth day following the final day of each calendar quarter, provided that the amount of each payment is prorated for any portion of a quarter that a director is not serving on our supervisory board.
Options granted to our non-employee directors have an exercise price equal to the fair market value of a common share on the date of grant and expire not later than ten years after the date of grant. Options granted upon a director’s initial election or appointment vest as to one-third of the shares on the first anniversary of the date of grant and in twenty-four (24) substantially equal monthly installments thereafter until the third anniversary of the date of grant. Options granted annually to directors vest in a single installment on the earlier of the day before the next annual meeting or the first anniversary of the date of grant. In addition, all unvested options vest in full upon the occurrence of a change in control.

The following table sets forth information concerning the compensation of non-employee members of our board for service on the board for the year ended December 31, 2021. This includes members of the board of ATAI Life Sciences AG prior to our corporate reorganization and members of our supervisory board following our corporate reorganization.
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Members of Supervisory Board of ATAI Life Sciences N.V.
Christian Angermayer	37,528	3,853,006	—	3,890,534
Michael Auerbach	36,000	1,360,640	—	1,396,640
Jason Camm(1)	—	—	—	—
Alexis de Rosnay	32,167	1,360,640	—	1,392,807
Sabrina Martucci Johnson	29,754	1,360,640	—	1,390,394
Amir Kalali	23,589	1,360,640	15,000	1,399,229
Andrea Heslin Smiley	32,971	1,360,640	—	1,393,611
Members of Board of ATAI Life Sciences AG
Julien Hôfer(4)	11,687	—	—	11,687
Sonia Weiss Pick(4)	7,712	—	—	7,712
Zita von Klot-Wesemann(4)	2,481	—	—	2,481
Thomas Hanke(4)	2,481	—	—	2,481
(1)	Due to his association with Thiel Capital LLC, Mr. Camm has waived his right to receive compensation for serving on our supervisory board.
(2)
Amounts reflect the full grant-date fair value of stock options computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all stock options granted to our supervisory board members in Note 12 to the consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. A portion of the amount shown for Mr. Angermayer ($2,492,366) represents the grant date fair value of options granted to him for his service as a consultant to the company during 2021, which amount was calculated in Euros and converted to U.S. Dollars using the exchange rate in effect on the date of grant.

(3)	Amount shown for Dr. Kalali represents consulting fees earned during 2021 for consulting services performed for us prior to our initial public offering.
(4)
All amounts shown for Mr. Hôfer, Ms. Pick, Ms. von Klot Wesemann and Mr. Hanke were calculated in Euros and converted to U.S. Dollars using the weighted-average exchange rate in effect during their respective service periods.

The table below shows the aggregate numbers of option awards (exercisable and unexercisable) held as of December 31, 2021 by each non-employee director. None of the non-employee directors held any unvested stock awards in us as of December 31, 2021.
Name	Options Outstanding at Fiscal Year End
Christian Angermayer	752,000
Michael Auerbach	128,000
Jason Camm(1)	—
Alexis de Rosnay	128,000
Sabrina Martucci Johnson	128,000
Amir Kalali	128,000
Andrea Heslin Smiley	128,000
Julien Hôfer	—
Sonia Weiss Pick	—
Zita von Klot-Wesemann	—
Thomas Henke	—
(1)	Mr. Camm has waived his right to receive compensation, including options, for serving on our supervisory board.

Equity Compensation Plan Information
The following table sets forth information as of December 31, 2021 regarding our equity compensation plans, consisting of the 2021 Incentive Award Plan, the 2020 Employee, Director and Consultant Equity Incentive Plan and the Hurdle Share Option Program. Awards under the Hurdle Share Option Program represent indirect equity interests in us held by ATAI Life Sciences HSOP GbR, a German law private partnership. See Note 12 to the consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for a description of this program. We do not have any non-shareholder approved equity compensation plans.
Plan Category	Number of Common Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Common Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by shareholders	33,734,116(1)	$5.29(2)	34,158,915(3)(4)
Equity compensation plans not approved by shareholders	—	—	—
Total	33,734,116(1)	$5.29(2)	34,158,915
(1)
Includes 21,333,198 shares subject to outstanding options under the 2020 Plan, 5,354,422 shares subject to outstanding options under the 2021 Plan, and 7,046,496 shares subject to outstanding awards under the Hurdle Share Option Program. As of the effective date of the 2021 Plan, we ceased granting awards under the 2020 Plan.

(2)
As of December 31, 2021, the weighted-average exercise price of outstanding options under the 2020 Plan was $4.91, the weighted-average exercise price of outstanding options under the 2021 Plan was $5.03, and the weighted average exercise price of outstanding awards under the Hurdle Share Option Program was $6.64.

(3)
Under the terms of our 2021 Plan, the number of shares initially available for issuance will be increased by an annual increase on January 1 of each calendar year beginning in 2022 and ending in and including 2031, equal to the lesser of (A) five percent of the common shares outstanding on the final day of the immediately preceding calendar year and (B) such smaller number of shares as determined by our supervisory board. Effective as of January 1, 2022, the number of shares initially available for issuance was increased by 8,033,850 common shares.

(4)
Represents 34,026,163 shares available for issuance under the 2021 Plan and 132,752 shares available for issuance under the Hurdle Share Option Program. To the extent outstanding options under the 2020 Plan are forfeited or lapse unexercised, the common shares subject to such options will be available for issuance under the 2021 Plan.

SHAREHOLDER PROPOSALS
Rule 14a-8 Proposals — Pursuant to Rule 14a-8 under the Exchange Act, shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 annual general meeting of shareholders must submit the proposal to our Corporate Secretary at our offices at Krausenstraße 9-10, 10117 Berlin, Germany in writing not later than 120 days before the anniversary of the date on which we sent our proxy materials for this Annual General Meeting, or December 30, 2022, unless the date of the 2023 annual general meeting is changed by more than 30 days from the date of this Annual General Meeting, and must satisfy the requirements of the proxy rules promulgated by the SEC.
Other Proposals — Shareholders intending to include a proposal on the agenda for the 2023 annual general meeting of shareholders, irrespective of whether they intend to have the proposal included in our proxy statement, must comply with the requirements under our articles of association and Dutch law. Under Dutch law and our articles of association, only shareholders representing at least 3% of our issued share capital are authorized to make such a proposal, provided that they do so at least 60 days prior to our 2023 annual general meeting of shareholders.
Proposals and nominations that are not received by the dates specified above, or otherwise do not meet all relevant requirements, will be considered untimely or improper, as applicable. You may contact Corporate Secretary at Krausenstraße 9-10, 10117 Berlin, Germany for a copy of the relevant provisions of our articles of association regarding the requirements for making shareholder proposals.
In addition to satisfying the foregoing requirements under our articles of association, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of supervisory director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 27, 2023.
We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS
No business shall be voted on at the Annual General Meeting, except such items as included in the agenda for the Annual General Meeting.
SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our supervisory board, whose Notice of Annual General Meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our supervisory directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.
Certain information contained in this proxy statement relating to the occupations and security holdings of our supervisory directors and officers is based upon information received from the individual directors and officers.
We intend to file a Proxy Statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2023 annual general meeting of shareholders. Shareholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.
ANNUAL REPORT ON FORM 10-K
A copy of ATAI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including financial statements and schedules thereto, but not including exhibits, as filed with the SEC, will be sent to any shareholder of record as of the close of business on April 27, 2022, without charge, upon written request addressed to: ATAI Life Sciences N.V., Attention: Corporate Secretary, Krausenstraße 9-10, 10117 Berlin, Germany.
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the year ended December 31, 2021 at www.atai.life.
WE URGE YOU TO VOTE YOUR SHARES PRIOR TO THE ANNUAL GENERAL MEETING VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT OR BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE OR EMAILING THE SIGNED AND DATED PROXY CARD TO ANNUALMEETING@ATAI.LIFE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL GENERAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Supervisory Directors

Ryan Barrett
General Counsel and Corporate Secretary

Berlin, Germany
April 29, 2022

ATAI LIFE SCIENCES N.V.
KRAUSENSTRASSE 9-10
10117 BERLIN, GERMANY

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:00 p.m. Central European Summer Time on May 23, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 5:00 p.m. Central European Summer Time on May 23, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY EMAIL
Mark, sign and date your proxy card and return it via email to annualmeeting@atai.life by 5:00 p.m. Central European Summer Time on May 23, 2022.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D86006-P69555

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ATAI LIFE SCIENCES N.V.

The Board of Directors recommends you vote FOR the following proposals 1, 2, 3, 4, 5, 6, 7 and 8:	**For**	**Against**	**Abstain**
1. Appointment of Deloitte & Touche LLP as ATAI Life Sciences N.V.'s external auditor for fiscal year 2022 for purposes of Dutch law.	☐	☐	☐
2. Re-appointment of Michael Auerbach as a supervisory director of ATAI Life Sciences N.V.	☐	☐	☐
3. Re-appointment of Jason Camm as a supervisory director of ATAI Life Sciences N.V.	☐	☐	☐
4. Extension of the authorization of ATAI Life Sciences N.V.'s management board to issue shares and grant rights to subscribe for shares.	☐	☐	☐
5. Extension of the authorization of ATAI Life Sciences N.V.'s management board to limit and exclude pre-emption rights.	☐	☐	☐
6. Extension of the authorization of ATAI Life Sciences N.V.'s management board to acquire shares (or depositary receipts for such shares) in ATAI Life Sciences N.V.'s capital.	☐	☐	☐
7. Articles Amendment A – Approval of amendment of Articles of Association to provide for a quorum of at least 33-1/3% of common shares at any general meeting of shareholders and authorization to implement such amendment.	☐	☐	☐
8. Articles Amendment B – Approval of amendment of Articles of Association to include U.S. federal forum selection clause and authorization to implement such amendment.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

D86007-P69555

PROXY
ANNUAL GENERAL MEETING OF SHAREHOLDERS
MAY 25, 2022
THIS PROXY IS SOLICITED ON BEHALF OF THE SUPERVISORY BOARD OF DIRECTORS OF ATAI LIFE SCIENCES N.V.

The undersigned hereby appoints each member of ATAI Life Sciences N.V.'s Board of Supervisory Directors, as well as Bram Bloemers, candidate civil law notary, and Jan-Mathijs Hermans, partner, working with Dentons Europe LLP, ATAI Life Sciences N.V.'s Dutch legal counsel, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of ATAI Life Sciences N.V. which the undersigned is entitled to vote at the Annual General Meeting of Shareholders of ATAI Life Sciences N.V. to be held at the offices of Dentons Europe LLP (address: Gustav Mahlerplein 2, Amsterdam 1082 MA, The Netherlands) and via live webcast (www.virtualshareholdermeeting.com/ATAI2022) on May 25, 2022 at 6:00 p.m. Central European Summer Time or any adjournment thereof, with all powers which the undersigned would possess if present at the Annual General Meeting of Shareholders.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Supervisory Directors if any nominee named herein becomes unable to serve or for good cause will not serve and (y) on any matter that the Board of Supervisory Directors did not know would be presented at the Annual General Meeting of Shareholders by a reasonable time before the proxy solicitation was made.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4, 5, 6, 7 and 8, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE